SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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Check the appropriate box:

☐	Preliminary Proxy Statement

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Skyworks Solutions, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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March 8, 2005
Dear Stockholder:
      I am pleased to invite you to attend the 2005 annual meeting of stockholders of Skyworks Solutions, Inc. to be held at 2:00 p.m. Eastern Daylight Time on Thursday, April 28, 2005, at the Boston Marriott Burlington, One Mall Road, Burlington, Massachusetts (the “Annual Meeting”). We look forward to your participation in person or by proxy. The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting.
      If you plan to attend the Annual Meeting, please check the designated box on the enclosed proxy card. Or, if you utilize our telephone or Internet voting systems, please indicate your plans to attend the Annual Meeting when prompted to do so. If you are a stockholder of record, you should bring the top half of your proxy card as your admission ticket and present the ticket upon entering the Annual Meeting. If you are planning to attend the Annual Meeting and your shares are held in “street name” by your broker (or other nominee), you should ask the broker for a proxy issued in your name and present it at the meeting.
      Whether or not you plan to attend the Annual Meeting, and regardless of how many shares you own, it is important that your shares be represented at the Annual Meeting. Accordingly, we urge you to complete the enclosed proxy and return it to us promptly in the postage-prepaid envelope provided, or to complete your proxy by telephone or via the Internet in accordance with the instructions on the proxy card. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

Sincerely yours,

/s/ DWIGHT S. DECKER
Dwight W. Decker
Chairman of the Board

SKYWORKS SOLUTIONS, INC.

20 Sylvan Road Woburn, MA 01801 (781) 376-3000	5221 California Avenue Irvine, CA 92617 (949) 231-3000
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On THURSDAY, APRIL 28, 2005
To the Stockholders of Skyworks Solutions, Inc.:
      The 2005 annual meeting of stockholders of Skyworks Solutions, Inc., a Delaware corporation (the “Company”), will be held at 2:00 p.m. Eastern Daylight Time on Thursday, April 28, 2005, at the Boston Marriott Burlington, One Mall Road, Burlington, Massachusetts (the “Annual Meeting”) to consider and act upon the following proposals:

1.	To elect four members of the Board of Directors of the Company as Class III directors with terms expiring at the 2008 annual meeting of stockholders.

2.	To approve the adoption of the Company’s 2005 Long-Term Incentive Plan.

3.	To approve an amendment to the Company’s 2001 Directors’ Stock Option Plan.

4.	To ratify the selection of KPMG LLP as independent auditors for the Company for fiscal year 2005.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
      Only stockholders of record at the close of business on March 1, 2005, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. All stockholders are cordially invited to attend the Annual Meeting. To ensure your representation at the Annual Meeting, however, we urge you to vote promptly in one of the following ways whether or not you plan to attend the Annual Meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, (2) by completing your proxy using the toll-free number listed on the proxy card, or (3) by completing your proxy via the Internet by visiting the website address listed on your proxy card. Should you receive more than one proxy card because your shares are held in multiple accounts or registered in different names or addresses, please complete, sign, date and return each proxy card, or complete each proxy by telephone or the Internet, to ensure that all of your shares are voted. Your proxy may be revoked at any time prior to the Annual Meeting. Any stockholder attending the Annual Meeting may vote at the meeting even if he or she previously submitted a proxy by mail, telephone or via the Internet. If your shares are held in “street name” by your broker (or other nominee), your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the broker.

By Order of the Board of Directors,

MARK V.B. TREMALLO
Vice President, General Counsel and Secretary
Woburn, Massachusetts
March 8, 2005

SKYWORKS SOLUTIONS, INC.

20 Sylvan Road Woburn, MA 01801 (781) 376-3000	5221 California Avenue Irvine, CA 92617 (949) 231-3000
PROXY STATEMENT
      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Skyworks Solutions, Inc., a Delaware corporation (“Skyworks” or the “Company”), for use at the Company’s annual meeting of stockholders to be held at 2:00 p.m. Eastern Daylight Time on Thursday, April 28, 2005, at the Boston Marriott Burlington, One Mall Road, Burlington, Massachusetts or at any adjournment or postponement thereof (the “Annual Meeting”). The Company’s Annual Report, which includes financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended October 1, 2004, is being mailed together with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement and form of proxy are expected to be first mailed to stockholders on or about March 12, 2005.
      Only stockholders of record at the close of business on March 1, 2005 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 157,379,530 shares of Skyworks’ common stock issued and outstanding. Pursuant to Skyworks’ certificate of incorporation and by-laws, and applicable Delaware law, each share of common stock entitles the holder of record at the close of business on the Record Date to one vote on each matter considered at the Annual Meeting. As a stockholder, you may vote in one of the following three ways whether or not you plan to attend the Annual Meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, (2) by completing your proxy using the toll-free telephone number listed on the proxy card, or (3) by completing your proxy via the Internet at the website address listed on the proxy card. If you attend the Annual Meeting, you may vote in person at the meeting even if you have previously completed your proxy by mail, telephone or via the Internet. If your shares are held in “street name” by your broker (or other nominee), the broker is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, the broker will be entitled to vote the shares with respect to “discretionary” items as described below but will not be permitted to vote the shares with respect to “non-discretionary” items (in which case any shares voted by the broker will be treated as “broker non-votes”). If your shares are held in “street name” by your broker (or other nominee), please check your proxy card or contact your broker (or other nominee) to determine whether you will be able to vote by telephone or via the Internet.
      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Annual Meeting. Proxies may be revoked by (i) delivering to the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly completing a later-dated proxy relating to the same shares and presenting it to the Secretary of the Company before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to the Company’s principal executive offices at Skyworks Solutions, Inc., 20 Sylvan Road, Woburn, MA 01801, Attention: Secretary, or hand delivered to the Secretary of the Company, before the taking of the vote at the Annual Meeting.
      The representation in person or by proxy of at least a majority of the issued and outstanding common shares entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Shares that abstain from voting on any proposal and “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting. For purposes of determining the outcome of any matter as to which a broker (or other nominee) has indicated that it does not have discretionary voting authority, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

      Pursuant to the Company’s by-laws, directors are elected by a plurality vote and, therefore, the four nominees who receive the most votes will be elected. Stockholders will not be allowed to cumulate their votes in the election of directors. Accordingly, abstentions, which will not be voted, will not affect the outcome of the election of the nominees to the Board of Directors. In addition, the election of directors is a “discretionary” matter on which a broker (or other nominee) is authorized to vote in the absence of instruction from the beneficial owner. Therefore, no “broker non-votes” will result from Proposal 1.
      On all other matters to be acted upon at the Annual Meeting, an affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting, and entitled to vote on each such matter, is required for approval. Proposals 2 and 3 involve matters on which a broker (or other nominee) does not have discretionary authority to vote. Accordingly, these proposals may result in “broker non-votes.” Proposal 4 involves a matter on which a broker (or other nominee) does have discretionary authority to vote. Therefore, Proposal 4 will not result in “broker non-votes.” With respect to Proposals 2, 3, and 4, an abstention will have the same effect as a “no” vote. An automated system administered by the Company’s transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.
      The persons named as attorneys-in-fact in the proxies, David J. Aldrich and Allan M. Kline, were selected by the Board of Directors and are officers of the Company. Each executed proxy returned in time to be counted at the Annual Meeting will be voted. Where a choice has been specified in an executed proxy with respect to the matters to be acted upon at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such proxies will be voted FOR the nominees to the Board of Directors, FOR the approval of the Company’s 2005 Long-Term Incentive Plan, FOR the approval of the amendment to the Company’s 2001 Directors’ Stock Option Plan, and FOR the ratification of the selection of KPMG LLP as independent auditors of the Company for the 2005 fiscal year.
      If you plan to attend the Annual Meeting, please be sure to check the designated box on your proxy card indicating your intent to attend, and save the admission ticket attached to your proxy (the top half); or, indicate your intent to attend through Skyworks’ telephone or Internet voting procedures, and save the admission ticket attached to your proxy. If your shares are held in “street name” by your broker (or other nominee), please check your proxy card or contact your broker (or other nominee) to determine whether you will be able to indicate your intent to attend by telephone or via the Internet. In order to be admitted to the Annual Meeting, you will need to present your admission ticket, as well as provide a valid picture identification, such as a driver’s license or passport. If your shares are held in “street name” by your broker (or other nominee), you should contact your broker (or other nominee) to obtain a proxy in your name and present it at the Annual Meeting in order to vote.
      Some brokers (or other nominees) may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement and our Annual Report may have been sent to multiple stockholders in your household. If you are a stockholder and your household or address has received only one Annual Report and one Proxy Statement, the Company will promptly deliver a separate copy of the Annual Report and the Proxy Statement to you, upon your written request to Skyworks Solutions, Inc., 5221 California Avenue, Irvine, CA 92617, Attention: Investor Relations, or oral request to Investor Relations at (949) 231-4700. If you would like to receive separate copies of our Annual Report and Proxy Statement in the future, you should direct such request to your broker (or other nominee). Even if your household or address has received only one Annual Report and one Proxy Statement, a separate proxy card should have been provided for each stockholder account. Each individual proxy card should be signed, dated, and returned in the enclosed postage-prepaid envelope (or voted by telephone or via the Internet, as described therein). If your household has received multiple copies of our Annual Report and Proxy Statement, you can request the delivery of single copies in the future by contacting your broker (or other nominee), or the Company at the address or telephone number above.

      If you are a participant in the Skyworks 401(k) Savings and Investment Plan, you will receive a proxy card for the Skyworks shares you own through the 401(k) Plan. That proxy card will serve as a voting instruction card for the trustee of the 401(k) Plan, and your 401(k) Plan shares will be voted as you instruct.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      To the Company’s knowledge, the following table sets forth the beneficial ownership of the Company’s common stock as of February 25, 2005, by the following individuals or entities: (i) each person who beneficially owns 5% or more of the outstanding shares of the Company’s common stock as of February 25, 2005; (ii) the Named Executives (as defined herein under the heading “Compensation of Executive Officers”); (iii) each director and nominee for director; and (iv) all current executive officers and directors of the Company, as a group.
      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”), is not necessarily indicative of beneficial ownership for any other purpose, and does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. As of February 25, 2005, there were 157,375,086 shares of Skyworks common stock issued and outstanding.
      In computing the number of shares of Company common stock beneficially owned by a person and the percentage ownership of that person, shares of Company common stock that are subject to stock options or other rights held by that person that are currently exercisable or that will become exercisable within 60 days of February 25, 2005, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person.

	Number of Shares
Names and Addresses of Beneficial Owners(1)	Beneficially Owned(2)		Percent of Class

Delaware Management Holdings(3)	10,659,803		6.82%
David J. Aldrich	928,041	(4)	(*	)
Kevin D. Barber	190,520	(4)	(*	)
Donald R. Beall	624,515	(5)(6)	(*	)
Kevin L. Beebe	15,000		(*	)
Moiz M. Beguwala	378,290	(5)	(*	)
Dwight W. Decker	1,491,525	(5)	(*	)
Timothy R. Furey	135,000		(*	)
Liam K. Griffin	179,845	(4)	(*	)
Balakrishnan S. Iyer	410,534	(5)	(*	)
Allan M. Kline	75,635	(4)(7)	(*	)
Thomas C. Leonard	107,736		(*	)
David P. McGlade	—		(*	)
David J. McLachlan	92,600		(*	)
Gregory L. Waters	152,395	(4)	(*	)
All directors and executive officers as a group (16 persons)	4,969,406	(4)(5)(6)(7)	3.16%

*	Less than 1%

(1)	Unless otherwise noted, each person’s address is the address of the Company’s principal executive offices at Skyworks Solutions, Inc., 20 Sylvan Road, Woburn, MA 01801 and stockholders have sole voting and investment power with respect to shares, except to the extent such power may be shared by a spouse or otherwise subject to applicable community property laws. The address of Delaware Management Holdings, as set forth on Schedule 13G filed by Delaware Management Holdings with the SEC on February 9, 2005, is 2005 Market Street, Philadelphia, Pennsylvania 19103.

(2)	Includes the number of shares of Company common stock subject to stock options held by that person that are currently exercisable or will become exercisable within sixty (60) days of February 25, 2005 (the “Current Options”), as follows: Aldrich – 870,250 shares under Current Options; Barber – 186,314 shares under Current Options; Beall – 293,509 shares under Current Options; Beebe – 15,000 shares under Current Options; Beguwala – 366,260 shares under Current Options; Decker – 1,440,210 shares under Current Options; Furey – 135,000 shares under Current Options; Griffin – 165,000 shares under Current Options; Iyer – 404,455 shares under Current Options; Kline – 70,000 shares under Current Options; Leonard – 60,000 shares under Current Options; McLachlan – 90,000 shares under Current Options; Waters – 137,500 shares under Current Options; directors and executive officers as a group (16 persons) – 4,400,465 shares under Current Options.

(3)	Consists of shares beneficially owned by Delaware Management Holdings, Inc., a registered investment advisor wholly-owned by Delaware Management Business Trust. Delaware Management Business Trust is a wholly-owned subsidiary of Lincoln National Corp. Delaware Management Holdings, Inc. may be deemed to share beneficial ownership with the various Delaware Investments Family of Funds. Of the shares beneficially owned, Delaware Management Holdings, Inc. and Delaware Management Business Trust (through its ownership Delaware Management Holdings, Inc.) have sole voting power with respect to 10,610,883 shares, sole disposition power with respect to 10,653,903 shares, and shared disposition power with respect to 5,900 shares. With respect to the information relating to the affiliated Delaware Management Holdings entities, the Company has relied on information supplied by such entities on a Schedule 13G filed with the SEC on February 9, 2005.

(4)	Includes shares held in the Company’s 401(k) savings plan.

(5)	Includes shares held in savings plan(s) of Conexant Systems, Inc., and/or Rockwell Automation, Inc., resulting from the distribution of Skyworks’ shares for shares of Conexant Systems, Inc. held in those plans in connection with the merger of the wireless communications business of Conexant Systems, Inc. with Alpha Industries, Inc. on June 25, 2002 (“Merger”).

(6)	Includes 106,828 shares of Company common stock held in trust for the benefit of other persons, as to all of which Mr. Beall disclaims beneficial ownership.

(7)	Includes 250 shares of Company common stock held in trust for the benefit of other persons, as to all of which Mr. Kline disclaims beneficial ownership.

PROPOSALS TO BE VOTED
PROPOSAL 1
ELECTION OF DIRECTORS
      The Company’s certificate of incorporation and by-laws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the authorized number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and has been duly qualified or until his earlier death, resignation or removal.
      The Board of Directors is currently comprised of ten members. On February 1, 2005, the Board of Directors appointed Mr. David P. McGlade as its tenth member to fill a vacancy created by an increase in the size of the Board. Mr. McGlade was recommended for the Board of Director’s selection by our Nominating and Corporate Governance Committee, which is comprised solely of independent directors within the meaning of the applicable listing standards of the Nasdaq Stock Market (the “NASD Rules”).
      Messrs. Aldrich, Beguwala, Decker and McGlade are nominated for election as Class III directors to hold office until the 2008 annual meeting of stockholders and thereafter until their successors have been duly elected and qualified. The nominees have not been nominated pursuant to any arrangement or understanding with any person. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for the nominees will be voted FOR the election of the four nominees. Each person nominated for election has agreed to serve if elected, and the Board of Directors knows of no reason why any nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person.
      Set forth below is summary information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting, including the year such nominee or director was first elected a director, the positions currently held by the nominee and each director with the Company, the year each nominee’s or director’s term will expire and class of director of each nominee and each director. This information is followed by additional biographical information about these individuals, as well as the Company’s other executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE NOMINEES LISTED BELOW

		Year
Nominee’s or Director’s		Director
Name (and Year He		Term Will	Class of
First Became a Director)	Position(s) with the Company	Expire	Director

Nominees:
David J. Aldrich (2000)	President, Chief Executive Officer and Director	2008	III
Moiz M. Beguwala (2002)	Non-Employee Director	2008	III
Dwight W. Decker (2002)	Non-Employee Director and Chairman of the Board	2008	III
David P. McGlade (2005)	Non-Employee Director	2008	III

Continuing Directors:
Donald R. Beall (2002)*	Non-Employee Director	2006	I
Balakrishnan S. Iyer (2002)	Non-Employee Director	2006	I
Thomas C. Leonard (1996)	Non-Employee Director	2006	I
Kevin L. Beebe (2004)(1)(2)(3)	Non-Employee Director	2007	II
Timothy R. Furey (1998)(1)(2)(3)	Non-Employee Director	2007	II
David J. McLachlan (2000)(1)(2)(3)	Non-Employee Director	2007	II

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating and Corporate Governance Committee

*	Mr. Beall has notified Skyworks of his intention to resign effective April 28, 2005. Assuming Mr. Beall’s resignation, and unless another director is appointed in the near future, promptly following the Annual Meeting, Skyworks expects to reduce the size of the Board of Directors from ten (10) to nine (9), and reclassify the Board such that each class of director be comprised of three (3) directors.

DIRECTORS AND EXECUTIVE OFFICERS
      The following table sets forth for each director of the Company and the current executive officers of the Company, their ages and present positions with the Company:

Name	Age	Title

Dwight W. Decker	54	Chairman of the Board
David J. Aldrich	48	President, Chief Executive Officer and Director
Donald R. Beall	66	Director
Kevin L. Beebe	45	Director
Moiz M. Beguwala	58	Director
Timothy R. Furey	46	Director
Balakrishnan S. Iyer	48	Director
Thomas C. Leonard	70	Director
David P. McGlade	44	Director
David J. McLachlan	66	Director
Allan M. Kline	59	Vice President and Chief Financial Officer
Kevin D. Barber	44	Senior Vice President and General Manager, RF Solutions
Liam K. Griffin	38	Vice President, Sales and Marketing
George M. LeVan	59	Vice President, Human Resources
Mark V.B. Tremallo	48	Vice President, General Counsel and Secretary
Gregory L. Waters	44	Vice President and General Manager, Cellular Systems
      Dwight W. Decker, age 54, has been Chairman of the Board since June 2002. Dr. Decker has also served as Chairman of the Board of Conexant Systems, Inc. (a broadband communication semiconductor company) since December 1998 and has served as a director of Conexant since 1996. Since November 2004, Dr. Decker has also served as Conexant’s Chief Executive Officer, a position he previously held from December 1998 until March 2004. He served as Senior Vice President of Rockwell International Corporation (now, Rockwell Automation, Inc.) (electronic controls and communications) and President, Rockwell Semiconductor Systems (now Conexant) from July 1998 to December 1998; Senior Vice President of Rockwell; and President, Rockwell Semiconductor Systems and Electronic Commerce prior thereto. Dr. Decker is also a director of Mindspeed Technologies, Inc. (networking infrastructure semiconductors), Pacific Mutual Holding Company (life insurance) and Jazz Semiconductor, Inc. (semiconductor wafer foundry). He is also a director or member of numerous professional and civic organizations.
      David J. Aldrich, age 48, has served as Chief Executive Officer, President and Director of the Company since April 2000. From September 1999 to April 2000, Mr. Aldrich served as President and Chief Operating Officer. From May 1996 to May 1999, when he was appointed Executive Vice President, Mr. Aldrich served as Vice President and General Manager of the semiconductor products business unit. Mr. Aldrich joined the Company in 1995 as Vice President, Chief Financial Officer and Treasurer. From 1989 to 1995, Mr. Aldrich held senior management positions at M/A-COM, Inc. (developer and manufacturer of radio frequency and microwave semiconductors, components and IP networking solutions), including Manager Integrated Circuits Active Products, Corporate Vice President Strategic Planning, Director of Finance and Administration and Director of Strategic Initiatives with the Microelectronics Division.
      Donald R. Beall, age 66, has been a director since June 2002. He retired from Rockwell International Corporation in 1998, after holding positions as Chairman, Chief Executive Officer and President for nearly 20 years. Mr. Beall is Chairman of the Executive Committee and a director of Rockwell Collins, Inc. (avionics and communications). Mr. Beall is also a director of Conexant Systems, Inc., Mindspeed Technologies, Inc., Jazz Semiconductor, Inc. and CT Realty. He is a former director of The Procter & Gamble Company, Amoco Corporation, ArvinMeritor, Inc., Rockwell International Corporation and The Times Mirror Company. He is a former trustee of California Institute of Technology (1990-2004), a member of various University of California, Irvine supporting organizations, and an overseer of the Hoover Institute at

Stanford. He is an investor, director, and/or advisor with several private companies and investment partnerships.
      Kevin L. Beebe, age 45, has been a director since January 2004. He has been Group President of Operations at ALLTEL Corporation, a telecommunications services company, since 1998. From 1996 to 1998, Mr. Beebe served as Executive Vice President of Operations for 360°Corporation, a wireless communication company. He has held a variety of executive and senior management positions at several divisions of Sprint, including Vice President of Operations and Vice President of Marketing and Administration for Sprint Cellular, Director of Marketing for Sprint North Central Division, Director of Engineering and Operations Staff and Director of Product Management and Business Development for Sprint Southeast Division, as well as Staff Director of Product Services at Sprint Corporation. Mr. Beebe began his career at AT&T/Southwestern Bell as a Manager.
      Moiz M. Beguwala, age 58, has been a director since June 2002. He is an executive employee of Conexant Systems, Inc., and served as Senior Vice President and General Manager of the Wireless Communications business unit of Conexant from January 1999 to June 2002. Prior to Conexant’s spin-off from Rockwell International Corporation, Mr. Beguwala served as Vice President and General Manager, Wireless Communications Division, Rockwell Semiconductor Systems, Inc. from October 1998 to December 1998; Vice President and General Manager Personal Computing Division, Rockwell Semiconductor Systems, Inc. from January 1998 to October 1998; and Vice President, Worldwide Sales, Rockwell Semiconductor Systems, Inc. from October 1995 to January 1998. Mr. Beguwala serves on the Board of Directors of SIRF Technology.
      Timothy R. Furey, age 46, has been a director since 1998. He has been Chief Executive Officer of MarketBridge, a privately-owned sales and marketing strategy and technology professional services firm, since 1991. His company’s clients include organizations such as IBM, British Telecom and other global Fortune 500 companies selling complex technology products and services into both OEM and end-user markets. Prior to 1991, Mr. Furey held a variety of consulting positions with Boston Consulting Group, Strategic Planning Associates, Kaiser Associates and the Marketing Science Institute.
      Balakrishnan S. Iyer, age 48, has been a director since June 2002. He served as Senior Vice President and Chief Financial Officer of Conexant Systems, Inc. from December 1998 to June 2003, and has been a director of Conexant since February 2002. Prior to joining Conexant, Mr. Iyer served as Senior Vice President and Chief Financial Officer of VLSI Technology Inc. Prior to that, he was corporate controller for Cypress Semiconductor Corp. and Director of Finance for Advanced Micro Devices, Inc. Mr. Iyer serves on the Board of Directors of Conexant, Invitrogen Corporation, Power Integrations and QLogic Corporation.
      Thomas C. Leonard, age 70, has been a director since August 1996. From April 2000 until June 2002 he served as Chairman of the Board of the Company, and from September 1999 to April 2000, he served the Company as Chief Executive Officer. From July 1996 to September 1999, he served as President and Chief Executive Officer. Mr. Leonard joined the Company in 1992 as a Division General Manager and was elected a Vice President in 1994. Mr. Leonard has over thirty years’ experience in the microwave industry, having held a variety of executive and senior level management and marketing positions at M/A-COM, Inc., Varian Associates, Inc. and Sylvania.
      David P. McGlade, age 44, has been a director since February 2005. Beginning in April 2005, he will serve as the Chief Executive Officer of Intelsat, a worldwide provider of satellite communications services. Currently, Mr. McGlade is an Executive Director of mmO2 PLC, and serves as the Chief Executive Officer of O2 UK, a subsidiary of mmO2, a position he has held since October 2000. Before joining O2 UK, Mr. McGlade was President of the Western Region for Sprint PCS; Chief Executive Officer and co-founder of Pure Matrix, a US software company that enables the creation of services on mobile phones; Chief Executive Officer of CatchTV, an Internet/TV convergence company; and Vice President, Operations at TCI.
      David J. McLachlan, age 66, has been a director since 2000. Mr. McLachlan served as a senior advisor to the Chairman and Chief Executive Officer of Genzyme Corporation, a biotechnology company, from 1999 to 2004. He also was the Executive Vice President and Chief Financial Officer of Genzyme Corporation from 1989 to 1999. Prior to joining Genzyme, Mr. McLachlan served as Vice President, Finance of Adams-Russell Company, an electronic component supplier and cable television franchise owner. Mr. McLachlan also serves on the Boards of Directors of Dyax Corporation, a biotechnology company, and HearUSA, Ltd., a hearing care services company.
      Allan M. Kline, age 59, has been Vice President and Chief Financial Officer since January 2004. In 2003, Mr. Kline served as Chief Financial Officer of Fibermark, Inc., a producer of specialty fiber-based materials that filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (“U.S.B.C.”) on November 15, 2004. Prior to this, from 1996 to 2002, Mr. Kline served as Chief Financial Officer for Acterna Corporation, a global communications test and management company that filed a voluntary petition for reorganization under Chapter 11 of the U.S.B.C. on May  6, 2003. He has also served as Chief Financial Officer for CrossComm Corp., a provider of internetworking systems from 1995 to 1996 and for Cabot Safety Corporation, a subsidiary of Cabot Corporation, a basic materials manufacturer from 1990 to 1994. Mr. Kline was also a Vice President at O’Connor, Wright Wyman, Inc., a merger and acquisition advisory firm from 2002 to 2003, and served on the Board of Directors of Acterna and CrossComm. Mr. Kline also serves as a director of the Massachusetts Telecommunications Council. He began his career at Arthur Young & Co. in 1969, where he was a partner for six years.
      Kevin D. Barber, age 44, has served as Senior Vice President and General Manager of RF Solutions since September 2003. Mr. Barber served as Senior Vice President, Operations from June 2002 to September 2003; Senior Vice President, Operations of Conexant Systems, Inc. (broadband communication semiconductors) from February 2001 to June 2002; Vice President, Internal Manufacturing from August 2000 to February 2001; Vice President, Device Manufacturing from March 1999 to August 2000; Vice President, Strategic Sourcing from November 1998 to March 1999; and Director, Material Sourcing of Rockwell Semiconductor Systems (now Conexant) from May 1997 to November 1998. Prior to this, Mr. Barber held various engineering and operational roles at Rockwell Semiconductor Systems since April 1984.
      Liam K. Griffin, age 38, has served as Vice President, Sales and Marketing since August 2001. Previously, Mr. Griffin was employed by Vectron International, a division of Dover Corp., as Vice President of Worldwide Sales from 1997 to 2001, and as Vice President of North American Sales from 1995 to 1997. His prior experience included positions as a Marketing Manager at AT&T Microelectronics, Inc. and Product and Process Engineer at AT&T Network Systems.
      George M. LeVan, age 59, has served as Vice President, Human Resources since June 2002. Previously, Mr. LeVan served as Director, Human Resources, from 1991 to 2002 and has managed the human resource department since joining the Company in 1982. Prior to 1982, he held human resources positions at Data Terminal Systems, Inc., W.R. Grace & Co., Compo Industries, Inc. and RCA.
      Mark V.B. Tremallo, age 48, joined the Company in April 2004 and serves as Vice President, General Counsel and Secretary. Previously, from January 2003 to April 2004, Mr. Tremallo was Senior Vice President and General Counsel at TAC Worldwide Companies, a technical workforce solutions provider. Prior to TAC, from May 1997 to May 2002, he was Vice President, General Counsel and Secretary at Acterna Corp., a global communications test equipment and solutions provider which filed a voluntary petition for reorganization under Chapter 11 of the U.S.B.C. on May 6, 2003. Earlier, Mr. Tremallo served as Vice President, General Counsel and Secretary at Cabot Safety Corporation.
      Gregory L. Waters, age 44, joined the Company in April 2003 and is Vice President and General Manager of the Company’s Cellular Systems business. Most recently, from February 2001 until April 2003, Mr. Waters served as Senior Vice President of Strategy and Business Development at Agere Systems and, beginning in 1998, held positions there as Vice President of the Wireless Communications business and Vice President of the Broadband Communications business. Prior to working at Agere, Mr. Waters held a variety of senior management positions within Texas Instruments, including Director of Network Access Products and Director of North American Sales.
      As part of the terms of the Merger, four designees of Conexant — Donald R. Beall, Moiz M. Beguwala, Dwight W. Decker and Balakrishnan S. Iyer — were appointed to our Board of Directors. Each of the four Conexant designees to the Board continues to have a business relationship with Conexant. Mr. Decker currently serves as the chief executive officer, as well as the chairman of the board, of Conexant. Mr. Iyer currently serves as a non-employee director of Conexant. Mr. Beguwala is a current employee, as well as a former executive officer, of Conexant. Mr. Beall is a non-employee director of Conexant.

CORPORATE GOVERNANCE
      Board of Director and Stockholder Meetings: The Board of Directors met six (6) times during the fiscal year ended October 1, 2004 (“fiscal year 2004”). Each director attended at least 75% of the Board of Directors meetings and meetings of Board of Director committees on which he served in fiscal year 2004. The Company’s policy is that directors are encouraged to attend the annual meeting of stockholders and expected to do so when such meeting is held in conjunction with a regular Board meeting. A majority of the members of the Board of Directors attended the 2004 annual meeting of stockholders.
      Board of Director Independence: Each year, the Board of Directors reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable listing standards of The Nasdaq Stock Market (the “NASD Rules”) and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which the Company’s board members are directors or executive officers. After evaluating these factors the Board of Directors has determined that, on the date of the Annual Meeting, a majority of the members of the Board of Directors, consisting of Kevin L. Beebe, Timothy R. Furey, Thomas Leonard, David J. McLachlan, and David P. McGlade, will be independent directors of the Company within the meaning of applicable NASD Rules.
      Corporate Governance Guidelines: The Board of Directors has adopted corporate governance practices to help fulfill its responsibilities to the stockholders in overseeing the work of management and the Company’s business results. These guidelines are intended to ensure that the Board has the necessary authority and practices in place to review and evaluate the Company’s business operations, as needed, and to make decisions that are independent of the Company’s management. In addition, the guidelines are intended to align the interests of directors and management with those of the Company’s stockholders. A copy of the Company’s Corporate Governance Guidelines is available on the Investor Relations portion our website at: http://www.skyworksinc.com.
      In accordance with these Corporate Governance Guidelines, independent members of the Board of Directors of the Company met in executive session without management present twice during fiscal year 2004. The Board of Directors has designated Mr. Furey as the presiding director for these meetings.
      Stockholder Communications: Our stockholders may communicate directly with the Board of Directors as a whole or to individual directors by writing directly to those individuals at the following address: 20 Sylvan Road, Woburn, MA 01801. The Company will forward to each director to whom such communication is addressed, and to the Chairman of the Board in his capacity as representative of the entire Board of Directors, any mail received at the Company’s corporate office to the address specified by such director and the Chairman of the Board.
      Codes of Ethics: The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, as well as a Code of Ethics For Principal Financial Officers. Links to these codes of ethics are on the Investor Relations portion of our website at: http://www.skyworksinc.com.
COMMITTEES OF THE BOARD OF DIRECTORS
      The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board of Directors has determined that each of the directors who serve on these committees, is independent within the meaning of applicable NASD Rules and, for members of the Audit Committee, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”).
      Audit Committee: Skyworks has established a separately designated Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Mr. McLachlan, who serves as the chairman, and Messrs. Beebe and Furey. Each of the members of the committee is independent within the meaning of applicable NASD Rules and Section 10A(m)(3) of the Exchange Act. The Board of Directors has determined that the Chairman of the Audit Committee, Mr. McLachlan, is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The Audit Committee met nine (9) times during fiscal year 2004.
      The primary responsibility of the Audit Committee is the oversight of the quality and integrity of the Company’s financial statements, the Company’s internal financial and accounting processes, and the independent audit process. Additionally, the Audit Committee has responsibilities and authority necessary to comply with Rule 10A-3(b)(2), (3), (4), and (5) under the Exchange Act. The committee meets privately with the independent auditors, reviews their performance and independence from management and has the sole authority to retain and dismiss the independent auditors. These and other aspects of the Audit Committee’s authority are more particularly described in the Company’s Audit Committee Charter, which is reviewed annually by the committee and is available on the Investor Relations portion of our website at: http://www.skyworksinc.com.
      The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent auditor, KPMG LLP. The policy requires that all services provided by KPMG LLP, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee. The Audit Committee pre-approved all audit and non-audit services provided by KPMG LLP for fiscal year 2004.
      Compensation Committee: The members of the Compensation Committee are Mr. Furey, who serves as the chairman, and Messrs. Beebe and McLachlan each of whom is independent within the meaning of applicable NASD Rules. The Compensation Committee met three (3) times during fiscal year 2004. The functions of the Compensation Committee include establishing the appropriate level of compensation, including incentive compensation, of the Chief Executive Officer, all other executive officers and any other officers or employees who report directly to the Chief Executive Officer. The Compensation Committee also administers Skyworks’ stock option plans. The Board of Directors has adopted a written charter for the Compensation Committee, which is available on the Investor Relations portion of our website at: http://www.skyworksinc.com.
      Nominating and Corporate Governance Committee: The members of the Nominating and Corporate Governance Committee, all of whom are independent within the meaning of applicable NASD Rules, are Mr. Furey, who serves as the chairman, and Messrs. Beebe and McLachlan. The Nominating and Corporate Governance Committee met once in fiscal year 2004. The Nominating and Corporate Governance Committee is responsible for evaluating and recommending individuals for election or re-election to the Board of Directors and its committees, including any recommendations that may be submitted by stockholders, the evaluation of the performance of the Board of Directors and its committees, and the evaluation and recommendation of the corporate governance policies. These and other aspects of the Nominating and Corporate Governance Committee’s authority are more particularly described in the Nominating and Corporate Governance Committee Charter, which is available on the Investor Relations portion of our website at: http://www.skyworksinc.com.
      The Nominating and Corporate Governance Committee evaluates director candidates in the context of the overall composition and needs of the Board of Directors, with the objective of recommending a group that can best manage the business and affairs of the Company and represent the interests of the Company’s stockholders using its diversity of experience. The committee seeks directors who possess certain minimum qualifications, including the following:

•	A director must have substantial or significant business or professional experience or an understanding of technology, finance, marketing, financial reporting, international business or other disciplines relevant to the business of the Company.

•	A director (other than an employee-director) must be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Board of Directors or of a Board committee.

•	The committee also considers the following qualities and skills, among others, in its selection of directors and as candidates for appointment to the committees of the Board of Directors:

•	Economic, technical, scientific, academic, financial, accounting, legal, marketing, or other expertise applicable to the business of the Company;

•	Leadership or substantial achievement in their particular fields;

•	Demonstrated ability to exercise sound business judgment;

•	Integrity and high moral and ethical character;

•	Potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the Board of Directors as a whole;

•	Capacity and desire to represent the balanced, best interests of the Company as a whole and not primarily a special interest group or constituency;

•	Ability to work well with others;

•	High degree of interest in the business of the Company;

•	Dedication to the success of the Company;

•	Commitment to the responsibilities of a director; and

•	International business or professional experience.
      In addition, the committee will consider that a majority of the Board of Directors must meet the independence requirements promulgated by the applicable NASD Rules. The Company expects that a director’s existing and future commitments will not materially interfere with such director’s obligations to the Company. For candidates who are incumbent directors, the committee considers such director’s past attendance at meetings and participation in and contributions to the activities of the Board of Directors. The committee identifies candidates for director nominees in consultation with the Chief Executive Officer of the Company and the Chairman of the Board of Directors, through the use of search firms or other advisors or through such other methods as the committee deems to be helpful to identify candidates. Once candidates have been identified, the committee confirms that the candidates meet all of the minimum qualifications for director nominees set forth above through interviews, background checks, or any other means that the committee deems to be helpful in the evaluation process. The committee then meets to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. Based on the results of the evaluation process, the committee recommends candidates for director nominees for election to the Board of Directors. In February 2005, the Nominating Committee recommended to the Board of Directors that Mr. David P. McGlade be elected to the Board of Directors. Mr. McGlade was identified by the committee for consideration through an independent third-party search firm hired by the committee, for which a fee was paid to identify and pre-screen potential nominees.
      The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders provided the stockholders follow the procedures set forth below. The committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder or otherwise. To date, the Nominating and Corporate Governance Committee has not received a director nominee from any stockholder of the Company’s voting stock.
      Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by submitting a written recommendation to the committee not later than November 12, 2005, in accordance with the procedures set forth below in this Proxy Statement under the heading “Stockholder Proposals.” For nominees for election to the Board of Directors proposed by stockholders to be considered, the recommendation for nomination must be in writing and must include the following information:

•	Name of the stockholder, whether an entity or an individual, making the recommendation;

•	A written statement disclosing such stockholder’s beneficial ownership of the Company’s capital stock;

•	Name of the individual recommended for consideration as a director nominee;

•	A written statement from the stockholder making the recommendation stating why such recommended candidate would be able to fulfill the duties of a director;

•	A written statement from the stockholder making the recommendation stating how the recommended candidate meets the independence requirements established by the SEC and The Nasdaq Stock Market;

•	A written statement disclosing the recommended candidate’s beneficial ownership of the Company’s capital stock; and

•	A written statement disclosing relationships between the recommended candidate and the Company which may constitute a conflict of interest.
      Nominations may be sent to the attention of the committee via U.S. mail or expedited delivery service to Skyworks Solutions, Inc., 20 Sylvan Road, Woburn, Massachusetts 01801, Attn: Nominating and Corporate Governance Committee, c/o Secretary of Skyworks Solutions, Inc.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      The Compensation Committee of the Board of Directors comprises Messrs. Beebe, Furey and McLachlan. No member of this committee was at any time during the past fiscal year an officer or employee of the Company, was formerly an officer of the Company or any of its subsidiaries, or had any employment relationship with the Company. No “compensation committee interlocks,” within the meaning of Item 402(j) of Regulation S-K, existed during fiscal year 2004.
PROPOSAL 2
APPROVAL OF THE ADOPTION OF THE 2005 LONG-TERM INCENTIVE PLAN
      Skyworks is requesting that stockholders vote in favor of adopting the 2005 Long-Term Incentive Plan (the “2005 LTIP”), which was adopted by our Board of Directors on February 1, 2005, subject to stockholder approval. If approved by stockholders, the 2005 LTIP will be effective as of February 1, 2005. The Company is requesting 5,000,000 shares of common stock to be authorized for issuance upon grants of nonqualified stock options under the plan with a maximum term of seven (7) years. Nonqualified stock option awards with up to a seven (7) year term will be counted against the shares authorized for issuance under the plan at a 1:1 ratio; however, any stock that is subject to an award under the Plan, other than a nonqualified stock option with up to a seven (7) year term, shall be counted against the share limit at a 1.5:1 ratio. The 2005 LTIP is intended to replace the 1996 Long-Term Incentive Plan (the “1996 LTIP”) and the 1999 Employee Long-Term Incentive Plan (the “1999 LTIP”) programs, with the 2005 LTIP providing the Company with flexibility to transition to greater use of performance-based restricted stock, performance shares and other alternative equity vehicles. Approval of this plan will assist the Company in transitioning all of its plans to stockholder-approved plans.
Background of Our Equity-Based Compensation Philosophy
      Skyworks’ vision is to become a global leader in analog, mixed signal and digital semiconductors for mobile communications applications. Successful execution of the Company’s strategy depends on attracting and retaining highly skilled and dedicated employees. As the source of our technological and product innovations, our key technical personnel represent a significant asset. The loss of the services of one or more of our key employees or our inability to attract, retain and motivate qualified personnel could have a material adverse effect on our ability to operate our business. The wireless semiconductor markets are characterized by intense competition and our manufacturing processes are extremely complex and specialized. The ability to attract and retain qualified personnel to contribute to the design, development, manufacture and sale of new products is critical to our success. The purpose of the 2005 LTIP is to enable the Company to attract and retain top quality employees, officers and consultants, and to provide these persons with an incentive to enhance stockholder returns.
      We believe equity-based compensation, which has always been a part of our compensation program, provides a significant incentive to our employees for improved performance. The Board of Directors has determined that the adoption of a new long-term incentive plan that provides for alternative vehicles beyond stock options is necessary to give the Company the flexibility and advantages needed to adapt its compensation practices to today’s changing global marketplace. The future success of Skyworks will depend on its ability to attract, retain and motivate key executives and employees with equity-based compensation awards, while also aligning those employees’ interests with those of stockholders. The Company is concerned with retaining key talent in its organization, particularly given the complexity of its manufacturing process and specialized expertise of its engineers. Like many technology companies, equity has become an important part of employees’ total compensation package. In addition, the Company believes that flexibility to develop performance-based equity programs tied to achievement of specific milestones will motivate and retain employees and assist the Company in achieving its goals.
      We only have a limited number of shares available for future grants under our existing equity-based compensation plans. Skyworks currently grants options under three long-term equity incentive plans. The 1996 LTIP and 2001 Directors’ Stock Option Plan (the “Directors’ Plan”) are both stockholder approved plans and, as of December 31, 2004, had approximately 700 shares and 70,000 shares remaining available for future grant, respectively. The 1999 LTIP is a non-stockholder approved plan that as of December 31, 2004, had approximately 2.2 million shares remaining available for future grant. We anticipate that the shares currently available under our existing equity-based compensation plans will not be sufficient to meet our needs over the next year.
      We do not believe the “overhang” from our equity-based compensation awards is significant. As of December 31, 2004, the Company had a total of 34,048,563 shares reserved for issuance pursuant to options outstanding with a weighted average exercise price of $13.18 and a weighted average life of seven (7) years. As a result of the Merger, 29% of these outstanding options are held by non-employees, which represent 6.3% of the Company’s total overhang. We define “overhang” as the total number of common shares underlying equity-based awards granted but not yet exercised (excluding shares issuable under our employee stock purchase plan), plus shares available for grant, divided by the total number of common shares outstanding at the end of the reporting period. When stock options held by non-employees are excluded from the overhang calculation, the Company’s total overhang is 16.9%, which we believe is low relative to our peers.
      We have committed to a lower “burn rate” for future equity-based compensation awards. The Company has a practice of awarding stock options to all its employees. Although the Company’s average “burn rate” since the Merger is competitive with its peers, beginning in fiscal year 2005, the Company has committed to a lower burn rate of 3.5% of total shares outstanding. We calculate “burn rate” as the total number of common shares underlying equity-based awards granted in any given year (excluding shares issuable under our employee stock purchase plan) divided by the total number of common shares outstanding at the end of the reporting period. The number of equity awards used in the burn rate calculation is not reduced by cancelled or forfeited options or shares acquired or retained by us during the reporting period.
      The 2005 Long-Term Incentive Plan has been designed to minimize the risk of potentially adverse equity-based compensation practices. The 2005 LTIP has, among other things, the following features:

•	Prohibits the granting of stock options with an exercise price below the fair market value of the common stock on the grant date;

•	A discounted “share reduction” formula in the pool of available shares, whereby the issuance of any award, other than a nonqualified stock option with up to a seven (7) year term, will reduce the pool of available shares by 1.5 shares. For example, if no nonqualified stock options were to be issued under the 2005 LTIP, the maximum number of shares of common stock subject to other awards would be 3,333,333 shares.

•	Prohibits repricing, or reducing the exercise price of a stock option, without obtaining stockholder approval; and,

•	Does not include any “evergreen” or “reload” provisions.
      We strongly believe that our equity-based compensation programs have been integral to our success in the past and will be important to our ability to succeed in the future. Therefore, we consider approval of the 2005 LTIP vital to our future success. A summary description of the 2005 LTIP follows.
Description of the 2005 LTIP
      This summary is qualified in its entirety by reference to the 2005 LTIP, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov). In addition, a copy of the 2005 LTIP may be obtained from the Secretary of the Company.

Types of Awards
      The 2005 LTIP provides for the grant of nonqualified stock options, restricted stock awards, stock appreciation rights and other stock-based awards, including the grant of shares based upon certain conditions such as performance-based conditions and the grant of securities convertible into common stock (collectively, “Awards”).
      Nonqualified Stock Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price that is no less than 100% of the fair market value of the common stock on the date of grant. Options may not be granted for a term in excess of seven (7) years. The 2005 LTIP permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) surrender to the Company of shares of common stock, (iii) delivery to the Company of a promissory note, (iv) any other lawful means, or (v) any combination of these forms of payment.
      Unless such action is approved by the Company’s stockholders: (1) no outstanding option may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of the option (other than adjustments to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization) and (2) the Board may not cancel any outstanding option and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of common stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option. No option shall contain any provision entitling the optionee to the automatic grant of additional options in connection with any exercise of the original option.
      Restricted Stock Awards. Restricted stock Awards entitle recipients to acquire shares of common stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. Instead of issuing common stock that is subject to repurchase, the Board may grant Awards known as restricted stock units that entitle recipients to receive unrestricted shares of common stock in the event that the conditions specified in the applicable Award are satisfied prior to the end of the applicable restriction period established for such Award.
      Stock Appreciation Rights. Stock appreciation rights entitle recipients to receive the appreciation in the value of the common stock over the value of the Common on the date of grant of the stock appreciation right. Stock appreciation rights will be settled by the delivery of shares of common stock. Stock appreciation rights may be issued in tandem with options or as stand-alone rights.
      Other Stock-Based Awards. Under the 2005 LTIP, the Board of Directors has the right to grant other Awards based upon the common stock having such terms and conditions as the Board of Directors may determine, including the grant of shares based upon certain conditions such as performance-based conditions and the grant of securities convertible into common stock.

Eligibility to Receive Awards
      Employees, officers, consultants and advisors of the Company and its subsidiaries, and of other business ventures in which the Company has a significant interest, are eligible to be granted Awards under the 2005 LTIP. The maximum number of shares with respect to which Awards may be granted to any participant under the 2005 LTIP is 750,000 shares per calendar year.

Plan Benefits
      As of February 25, 2005, approximately 4,000 persons would be eligible to receive Awards under the 2005 LTIP if it were approved, including the Company’s seven (7) executive officers. The granting of Awards under the 2005 LTIP is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group. On February 25, 2005, the last reported sale price of the Company common stock on the Nasdaq Stock Market was $7.40.

Administration
      The 2005 LTIP is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2005 LTIP and to interpret the provisions of the 2005 LTIP. Pursuant to the terms of the 2005 LTIP, the Board of Directors may delegate authority under the 2005 LTIP to one or more committees or subcommittees of the Board of Directors. The Board of Directors has authorized the Compensation Committee to administer certain aspects of the 2005 LTIP, including the granting of options to executive officers.
      Subject to any applicable limitations contained in the 2005 LTIP, the Board of Directors, the Compensation Committee, or any other committee to whom the Board of Directors delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options (which may not be less than 100% of the fair market value of the common stock), (iii) the duration of options (which may not exceed seven (7) years) and (iv) the number of shares of common stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.
      The Board of Directors is required to make appropriate adjustments in connection with the 2005 LTIP and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2005 LTIP also contains provisions addressing the consequences of any Reorganization Event, which is defined as (i) any merger or consolidation of the Company with or into another entity as a result of which all of the common stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the common stock of the Company for cash, securities or other property pursuant to a share exchange transaction. Upon the occurrence of a Reorganization Event, all outstanding options are to be assumed, or substituted for, by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, outstanding options, then the Board of Directors must either accelerate the options to make them fully exercisable prior to consummation of the Reorganization Event or provide for a cash out of the value of any outstanding options. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding restricted stock Award will inure to the benefit of the acquiring or succeeding corporation. The Board of Directors will specify the effect of a Reorganization Event on any other Award at the time the Award is granted.
      If a Change in Control Event occurs, except to the extent specifically provided to the contrary in any Award agreement or any other agreement between a Participant and the Company, any options outstanding as of the date the Change of Control occur and not then exercisable shall automatically become fully exercisable and all restrictions and conditions on all Restricted Stock Awards shall automatically be deemed terminated or satisfied. A “Change in Control Event” occurs if the Continuing Directors (as defined below) cease for any reason to constitute a majority of the Board. A “Continuing Director” will include any member of the Board as of the effective date of the Plan and any individual nominated for election to the Board by a majority of the then Continuing Directors.

      If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such Award will again be available for grant under the 2005 LTIP.

Amendment or Termination
      The Board of Directors may at any time amend, suspend or terminate the 2005 LTIP, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company’s stockholders. No Award may be granted under the 2005 LTIP after February 1, 2015, but Awards previously granted may extend beyond that date.
      If stockholders do not approve the adoption of the 2005 LTIP, the 2005 LTIP will not go into effect, and the Company will not grant any Awards under the 2005 LTIP. In such event, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of the needs of the Company.

Federal Income Tax Consequences
      The following summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the plan. This summary is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.
      Nonqualified Stock Options. A participant will not have income upon the grant of a nonqualified stock option. A participant will have compensation income upon the exercise of a nonqualified stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.
      Restricted Stock; Restricted Stock Units. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term. The tax treatment of a restricted stock unit and the stock issued upon the vesting of a restricted stock unit is the same as described above for restricted stock, except that no Section 83(b) election may be made with respect to restricted stock units.
      Stock Appreciation Rights. A participant will not have income upon the grant of a stock appreciation right. A participant will have compensation income upon the exercise of a stock appreciation right equal to the appreciation in the value of the stock underlying the stock appreciation right. When the stock distributed in settlement of the stock appreciation right is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the exercise date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
      Tax Consequences to the Company. There will be no tax consequences to the Company except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADOPTION OF THE 2005 LONG-TERM INCENTIVE PLAN

PROPOSAL 3
APPROVAL OF AN AMENDMENT TO THE 2001 DIRECTORS’ STOCK OPTION PLAN
      The Board of Directors believes that the future success of Skyworks will depend on its ability to attract and retain key outside director talent. The compensation package awarded to the Company’s outside directors is heavily weighted with equity. As discussed elsewhere in this Proxy Statement, the Company is endeavoring to continue to improve the independence of its Board of Directors by nominating another new, independent director. The 2001 Directors’ Stock Option Plan (the “Directors’ Plan”) was approved by the Board of Directors in April 2001 and by the stockholders in September 2001 and June 2002. Non-employee directors currently receive an option to purchase 45,000 shares of Skyworks common stock upon initial appointment and an option to purchase 15,000 shares following each annual meeting of stockholders. Of the 565,000 shares previously authorized for issuance under the Directors’ Plan, there were only 70,000 shares remaining as of December 31, 2004. The Board of Directors therefore is requesting the stockholders approve an amendment to the Directors’ Plan to increase the number of shares authorized for issuance thereunder by 500,000 shares of common stock, to an aggregate of 1,065,000 shares. The Company believes that the proposed increase in shares authorized under the Directors’ Plan will be sufficient to meet the Company’s needs pursuant to the automatic grant provisions described above over the next three (3) fiscal years. The Directors’ Plan requires that options have a maximum term of ten (10) years, and the plan will terminate on or about September 10, 2011. A summary description of the Directors’ Plan follows.
Description of the Directors’ Plan
      This summary is qualified in its entirety by reference to the Directors’ Plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov). In addition, a copy of the Directors’ Plan may be obtained from the Secretary of the Company.
      Purpose. The Directors’ Plan is intended to provide Skyworks’ directors with long-term incentives and rewards, to assist the Company in attracting and retaining experienced and able directors, and to align the interests of Skyworks’ directors more closely with those of the Company’s stockholders.
      Administration. The Directors’ Plan is administered by the Board of Directors (the “Board”).
      Stock Available for Awards. Without giving effect to the proposed amendment, a maximum of 565,000 shares of Skyworks common stock are currently authorized for issuance under the Directors’ Plan. The shares of Skyworks common stock to be delivered under the Directors’ Plan may be either authorized but unissued shares, treasury shares, shares reacquired by Skyworks for such purpose or shares previously reserved for issuance upon exercise of directors’ options (under the Directors’ Plan or other plans) which have expired or been terminated.
      Eligibility; Grants of Awards. Grants of options are made to non-employee directors upon their election and re-election to the Skyworks board. Under the Directors’ Plan, each new non-employee director receives an option to purchase 45,000 shares of Skyworks common stock immediately following the earlier of Skyworks’ annual meeting of stockholders at which the director is first elected by the Skyworks stockholders or immediately following the director’s initial appointment by the board of directors. In addition, following each annual meeting of stockholders each director who is continuing in office or re-elected receives an option to purchase 15,000 shares of Skyworks common stock. The Directors’ Plan is not intended to be a means of compensating executive officers of Skyworks; directors who are also executive officers of Skyworks are not eligible to participate in the Directors’ Plan. As of February 25, 2005, there were nine (9) non-employee directors.
      Price; Exercise; Restrictions. Stock options are rights to purchase shares of Skyworks common stock at a fixed exercise price for a predetermined period of time. The exercise price of all options to be granted under the Directors’ Plan will be the fair market value of Skyworks common stock on the date the option is granted or the par value of the shares of common stock if that is higher. This price must be paid in full upon exercise of the option either in cash or by delivery of shares of common stock (as permitted by the Skyworks board of directors), or any combination of cash and stock (as permitted by the Skyworks board of directors). All options under the Directors’ Plan will become exercisable in four equal increments over a period of four years from the date of grant and must be exercised within ten years after the date the option is granted. The options may not be assigned or transferred except by will or under the laws of descent and distribution, or pursuant to a qualified domestic relations order. During the lifetime of a director, the option may be exercisable only by the director. All of the options granted under the Directors’ Plan will be nonqualified stock options under the Code.
      Rights in the Event of Cessation of Service. In the event of the cessation of service of a director, the director’s options may be exercised as follows: (1) in the event of death, all unvested options will become fully vested and all options may be exercised by the heirs of the director for twelve months after the date of death (or until the expiration of the option, if sooner); (2) in the event of a director’s permanent and total disability, only vested options may be exercised, and only for a period of six months after the cessation of service (or until the expiration of the option, if sooner); (3) in the event a director ceases to serve as a director for any other reason, except for cause, only vested options may be exercised, and only for a period of three months after the cessation of service (or until the expiration of the option, if sooner). In the event a director is removed from office for cause, all remaining options cease to be exercisable whether or not previously vested.
      Indemnity. The Directors’ Plan provides that the Skyworks board of directors shall not be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to the Directors’ Plan. Skyworks agrees to indemnify the directors in respect of any claim, loss, damage or expense (including counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.
      Amendment; Termination. The Skyworks board of directors may at any time, and from time to time, amend, suspend or terminate the Directors’ Plan in whole or in part, provided that the provisions of the Directors’ Plan relating to the amount and price of Skyworks common stock to be awarded and the timing of such awards may not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules under either statute. No amendment, suspension or termination of the Directors’ Plan may affect the rights of any participant to whom an option has been granted without such participant’s consent.
      Share Adjustments. If Skyworks’ outstanding common stock is increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities by reason of a recapitalization, reclassification, stock split, combination of shares, separation (including a spin-off) or stock dividend, there will be an equitable adjustment in the exercise prices of outstanding options and the number and kind of shares as to which outstanding options shall be exercisable as determined by the Skyworks board of directors. If Skyworks is a party to any merger or consolidation, any purchase or acquisition of property or stock, or any separation, reorganization or liquidation, the Skyworks board of directors (or, if Skyworks is not the surviving corporation, the board of directors of the surviving corporation) shall have the power to make arrangements for the substitution of new options for, or the assumption by another corporation of, any options then outstanding under the Directors’ Plan.
      Change of Control. Upon the occurrence of a change of control of Skyworks (as defined in the Directors’ Plan) each outstanding and unvested option will become exercisable.
      Duration. Awards may be made under the Directors’ Plan for a period of ten years ending on September 10, 2011. The period during which a stock option or other award may be exercised, however, may extend beyond that time.

Federal Income Tax Consequences
      The following summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under Directors’ Plan. This summary is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.
      Nonqualified Stock Options. A participant will not have income upon the grant of a nonqualified stock option. A participant will have compensation income upon the exercise of a nonqualified stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.
      Tax Consequences to the Company. There will be no tax consequences to the Company except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.
      Awards to be Granted under the Directors’ Plan. In the event the amendment to the Directors’ Plan is approved by the stockholders, the table below states the number of shares of Skyworks common stock that the Company anticipates will be granted under the Directors’ Plan on April 28, 2005.
2001 Directors’ Stock Option Plan Awards(1)

	Dollar	Number of
Name and Position	Value(2)	Options

Current Chief Executive Officer and each other Executive Officer	—	—
Dwight W. Decker, Chairman of the Board	0	15,000
Kevin L. Beebe, Director	0	15,000
Moiz M. Beguwala, Director	0	15,000
Timothy R. Furey, Director	0	15,000
Balakrishnan S. Iyer, Director	0	15,000
Thomas C. Leonard, Director	0	15,000
David P. McGlade, Director	0	15,000
David J. McLachlan, Director	0	15,000
Current Executive Officers, as a group	—	—
Current Directors who are not Executive Officers, as a group	0	120,000
All employees who are not Executive Officers, as a group	—	—

(1)	Assumes approval of the amendment to the Directors’ Plan and re-election of all directors nominated for re-election at the Annual Meeting; assumes that no new directors are elected prior to the Annual Meeting.

(2)	Based upon the difference between the market value of the underlying shares on the date of grant and the exercise price of the stock options. Since options under the Directors’ Plan will be granted with an exercise price equal to the fair market value of the Company’s common stock on the date of grant, the dollar value upon the date of grant is zero. This valuation does not take into account any appreciation in the market value of the underlying shares which may occur over the term of the options. On February 25, 2005, the last reported sale price of the Company common stock on the Nasdaq Stock Market was $7.40.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL
OF AN AMENDMENT TO THE 2001 DIRECTORS’ STOCK OPTION PLAN
EQUITY COMPENSATION PLAN INFORMATION
      The Company maintains nine equity compensation plans under which equity securities of the Company are authorized for issuance to employees, consultants and/or directors:

•	1986 Long-Term Incentive Plan;

•	Directors’ 1994 Non-Qualified Stock Option Plan;

•	1996 Long-Term Incentive Plan;

•	Directors’ 1997 Non-Qualified Stock Option Plan;

•	1999 Employee Long-Term Incentive Plan;

•	Directors’ 2001 Stock Option Plan;

•	Non-Qualified Employee Stock Purchase Plan;

•	2002 Employee Stock Purchase Plan; and

•	Washington Sub, Inc. 2002 Stock Option Plan.
      Except for the 1999 Employee Long-Term Incentive Plan, the Washington Sub, Inc. 2002 Stock Option Plan and the Non-Qualified Employee Stock Purchase Plan, each of the foregoing equity compensation plans was approved by our stockholders.
      The following table presents information about these plans as of September 30, 2004.

				Number of Securities
				Remaining Available for
	Number of Securities		Weighted-Average	Future Issuance Under
	to be Issued Upon		Exercise Price of	Equity Compensation
	Exercise of Outstanding		Outstanding	Plans (Excluding
	Options, Warrants,		Options, Warrants	Securities Reflected
Plan Category	and Rights		and Rights	in Column (a))

	(a)		(b)	(c)
Equity compensation plans approved by security holders	8,942,745		$15.65	726,705	(1)
Equity compensation plans not approved by security holders	22,819,791		$12.84	4,911,065	(2)

Total	31,762,536	(3)	$13.63	5,637,770

(1)	No further grants will be made under the 1986 Long-Term Incentive Plan, the 1994 Non-Qualified Stock Option Plan and the Directors’ 1997 Non-Qualified Stock Option Plan.

(2)	No further grants may be made under the Washington Sub Inc. 2002 Stock Option Plan.

(3)	Includes 10,662,628 options held by non-employees (excluding directors).
1999 EMPLOYEE LONG-TERM INCENTIVE PLAN
      The purposes of the Company’s 1999 Employee Long-Term Incentive Plan (the “1999 LTIP”) are (i) to provide long-term incentives and rewards to those employees of the Company and its subsidiaries, other than officers and non-employee directors, who are in a position to contribute to the long-term success and growth of the Company and its subsidiaries, (ii) to assist the Company in retaining and attracting employees with requisite experience and ability, and (iii) to associate more closely the interests of such employees with those of the Company’s stockholders. The 1999 LTIP provides for the grant of nonqualified stock options to purchase shares of the Company’s common stock. The term of these options may not exceed ten years. The 1999 LTIP contains provisions which permit restrictions on vesting or transferability, as well as continued exercisability upon a participant’s termination of employment with the Company, of options granted thereunder. The 1999 LTIP provides for full acceleration of the vesting of options granted thereunder upon a “change in control” of the Company, as defined in the 1999 LTIP. The Board of Directors generally may amend, suspend or terminate the 1999 LTIP in whole or in part at any time; provided that any amendment which affects outstanding options be consented to by the holder of the options.
WASHINGTON SUB, INC. 2002 STOCK OPTION PLAN
      The Washington Sub, Inc. 2002 Stock Option Plan (the “Washington Sub Plan”) became effective on June 25, 2002, in connection with the Merger. At the time of the spin-off of Conexant’s wireless business, outstanding Conexant options granted pursuant to certain Conexant stock incentive plans were converted so that following the spin-off and Merger each holder of those certain Conexant options held (i) options to purchase shares of Conexant common stock and (ii) options to purchase shares of Skyworks common stock. The purpose of the Washington Sub Plan is to provide a means for the Company to perform its obligations with respect to these converted stock options. The only participants in the Washington Sub Plan are those persons who, at the time of the Merger, held outstanding options granted pursuant to certain Conexant stock option plans. No further options to purchase shares of Skyworks common stock will be granted under the Washington Sub Plan. The Washington Sub Plan contains a number of sub-plans, which contain terms and conditions that are applicable to certain portions of the options subject to the Washington Sub Plan, depending upon the Conexant stock option plan from which the Skyworks options granted under the Washington Sub

Plan were derived. The outstanding options under the Washington Sub Plan generally have the same terms and conditions as the original Conexant options from which they are derived. Most of the sub-plans of the Washington Sub Plan contain provisions related to the effect of a participant’s termination of employment with the Company, if any, and/or with Conexant on options granted pursuant to such sub-plan. Several of the sub-plans under the Washington Sub Plan contain specific provisions related to a change in control of the Company.
NON-QUALIFIED ESPP
      The Company also maintains a Non-Qualified Employee Stock Purchase Plan to provide employees of the Company and participating subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase, by means of payroll deductions, of shares of the Company’s common stock at a discount from the market price of the common stock at the time of purchase. The Non-Qualified Employee Stock Purchase Plan is intended for use primarily by employees of the Company located outside the United States. Under the plan, eligible employees may purchase common stock through payroll deductions of up to 10% of compensation. The price per share is the lower of 85% of the market price at the beginning or end of each offering period, which is generally six months.
PROPOSAL 4
RATIFICATION OF THE SELECTION OF KPMG LLP AS
INDEPENDENT AUDITORS OF THE COMPANY
      The Audit Committee has selected KPMG LLP as the Company’s independent auditors for the current fiscal year ending September 30, 2005, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. KPMG LLP were the independent auditors for the Company for the fiscal year ended October 1, 2004, and have been the independent auditors for the Company’s predecessor, Alpha Industries, Inc., since 1975. The firm is a member of the SEC Practice Section of the American Institute of Certified Public Accountants. We are asking the stockholders to ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year 2005.
      Representatives of KPMG LLP are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.
      Stockholder ratification of the selection of KPMG LLP as the Company’s independent public accountants is not required by the Company’s by-laws or other applicable legal requirements. However, the Audit Committee is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and stockholders’ best interests.

AUDIT FEES
      KPMG LLP provided audit services to the Company consisting of the annual audit of the Company’s 2004 consolidated financial statements contained in the Company’s Annual Report on Form 10-K and reviews of the financial statements contained in the Company’s Quarterly Reports on Form 10-Q for fiscal year 2004.

	Fiscal Year		Fiscal Year
Fee Category	2004	% of Total	2003	% of Total

Audit Fees(1)	$574,500	87%	$426,000	42%
Audit-Related Fees(2)	$21,220	3%	$221,600	22%
Tax Fees(3)	$65,000	10%	$160,100	16%
All Other Fees(4)	$1,350	0%	$202,300	20%

Total Fees	$662,070	100%	$1,010,000	100%

(1)	Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)	Audit related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.” These services relate to the employee benefit audit, registration statement filings for financing activities and consultations concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to preparation or review of original and amended tax returns, claims for refunds and tax payment-planning services, accounted for $65,000 of the total tax fees for fiscal year 2004 and $84,100 of the total tax fees for fiscal year 2003. Tax advice and tax planning services relate to assistance with tax audits.

(4)	All other fees for fiscal year 2004 consist of a license for accounting research software. All other fees for fiscal year 2003 consist of assistance with Sarbanes-Oxley documentation.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE SELECTION OF KPMG LLP
AS INDEPENDENT AUDITORS OF THE COMPANY

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      The Compensation Committee, which is comprised solely of independent directors within the meaning of applicable NASD Rules, outside directors within the meaning of Section 162 of the Code and non-employee directors within the meaning of Rule 16b-3 under the Exchange Act, is responsible for determining all components of the compensation to be paid to the Chief Executive Officer of Skyworks, each of the Company’s executive officers, and any other officers or employees who report directly to the Chief Executive Officer (collectively, the “Senior Executives”). The committee approves and periodically evaluates the Company’s compensation policies applicable to the Senior Executives, including the Chief Executive Officer, and reviews the performance of such Senior Executives. The committee strongly believes that executive compensation should be directly linked to corporate performance and increases in stockholder value. Its objectives are to provide: (1) levels of compensation that enable Skyworks to attract and retain key talent needed to obtain its business objectives; (2) variable compensation opportunities linked directly to Company performance; and (3) equity compensation opportunities that link executive compensation to stockholder value. The elements of compensation for the Senior Executives are base salary, short-term cash incentives, and long-term stock-based incentives.
      Compensation for Skyworks’ Senior Executives, including salary, short-term incentives and long-term incentives, is established at levels intended to be competitive with the compensation of comparable executives in similar companies. In determining competitive compensation standards, the Compensation Committee utilized studies from third-party compensation experts at Pearl Meyer & Partners on executive compensation in comparable high technology and semiconductor companies. At the request of the committee, Pearl Meyer & Partners, assisted by management, selected, as a comparator, a peer group of 18 publicly-traded, U.S.-based corporations with which the Company may compete in recruiting executive talent. The comparator group selected has been approved by the committee. Following a review of these studies, the Compensation Committee established base salaries, short-term incentive bonuses and long-term incentives. Base salaries and long-term incentives were generally targeted at the market median, and in certain instances were targeted closer to the 75th percentile of the Company’s peers based on roles, responsibilities and performance. Total cash compensation (i.e., base salary plus short-term incentive bonus) was also targeted at the market median with the opportunity for executives to earn above the market median based on performance. In establishing individual compensation, the Compensation Committee considers the individual experience and performance of the executive, as well as the performance of Skyworks. The Chief Executive Officer is not present during voting or deliberations of the Compensation Committee concerning his compensation. However, the Compensation Committee does consider the recommendations of the Chief Executive Officer regarding the compensation of the other Senior Executives. These recommendations include an assessment of the individual’s responsibilities, experience, individual performance and contribution to the Company’s performance, and also generally take into account internal factors such as historical compensation and level in the organization, in addition to external factors such as the competitive environment for attracting and retaining executives. In light of the considerations discussed above in determining base salaries, the Company’s continuing improvement in financial performance during fiscal year 2004, and the recommendations of the Compensation Committee’s compensation consultant, the committee increased the base salaries of the Senior Executives an average of 4% for fiscal year 2005.
      Short-term incentive compensation for each Senior Executive is established annually by the Compensation Committee by tying a significant portion of each Senior Executive’s total cash compensation to the accomplishment of specific financial objectives. The Compensation Committee established aggressive forward-looking annual incentive targets for Skyworks’ Senior Executives for fiscal year 2004. During fiscal 2004, the Company’s financial performance exceeded these targets, resulting in the Chief Executive Officer receiving an annual incentive payment equal to 200% of his base salary, and each of the other Senior Executives receiving an annual incentive payment of between 80% and 120% of their respective annual base salaries.
      The Compensation Committee provides Senior Executives with long-term equity incentive compensation under Skyworks’ long-term equity incentive plan (the “LTIP”). Under the LTIP, the Compensation Committee has, in the past, awarded nonqualified stock options, and incentive stock options. The committee determines who should receive grants, when grants should be made, the exercise price per share and the number of shares to be subject to options. These grants are intended to tie the value of Senior Executives’

compensation to the long-term value of Skyworks’ common stock. The stock options granted by the committee utilize vesting periods in order to encourage key employees to remain employed by Skyworks. The Compensation Committee can also make restricted stock awards, which can be similarly beneficial to executives, as the value of the award relates to stock price. In general, the Compensation Committee bases its decisions to grant stock-based incentives on recommendations of management and the committee’s third-party compensation consultant, with the intention of keeping the executives’ overall compensation, including the equity component of that compensation, at a competitive level with the Skyworks’ comparator group. The Compensation Committee also considers the number of shares of common stock outstanding, the number of shares of common stock authorized for issuance under its equity compensation plans, the number of options and shares held by the Senior Executive for whom an award is being considered and the other elements of the Senior Executive’s compensation, as well as the Company’s compensation objectives and policies described above. As with the determination of base salaries and short term incentive payments, the Committee exercises subjective judgment and discretion in view of the above criteria. During fiscal year 2004, the Compensation Committee made stock option grants to each of the Senior Executives under the LTIP targeted at the market median of the Company’s peers, with adjustments to reflect roles within the Company and individual performance.
      Skyworks also permits Senior Executives and other employees to purchase Skyworks common stock at a discount through the Company’s Employee Stock Purchase Plan. Skyworks’ employees, including the Senior Executives, may also participate in the Company’s 401(k) Plan, under which Skyworks’ employer contribution has in recent years been made in the form of Skyworks common stock. The committee believes that these programs, along with stock options, provide the Senior Executives with the opportunity to acquire long-term stock ownership positions, and help to align the executives’ interests with stockholders’ interests. The committee believes that this directly motivates Senior Executives to maximize long-term stockholder value.
      A final component of executive compensation provides executives and other highly compensated employees with a means to defer recognition of income. Certain Senior Executives designated by the Compensation Committee may participate in this Executive Compensation Plan, which is discussed in this Proxy Statement under the heading “Executive Compensation.”
      With regard to Mr. Aldrich, the Company’s President and Chief Executive Officer, the Compensation Committee made an overall assessment of Mr. Aldrich’s leadership in establishing and executing long-term and short-term strategic, operational and business goals for the Company. Additionally, as part of the review process, the Compensation Committee assessed Skyworks’ financial and business results compared to the Company’s semiconductor peers; Skyworks’ financial performance relative to its financial performance in prior periods; Skyworks’ market competitiveness as measured by new business creation and product generation; and the health of the Skyworks organization as measured by the ability to attract and retain key employees. As a result of this review, the Compensation Committee awarded a mix of base salary and short-term cash incentive, along with a long-term, stock-based incentive, designed to align Mr. Aldrich’s compensation with the performance of Skyworks. The resulting total cash compensation was targeted at the market median of chief executive officers of the comparator group utilized by the Committee’s third-party compensation consultants. During fiscal year 2004, Mr. Aldrich received a base salary of $530,000, which was equivalent to the 55th percentile of this peer group. As discussed above, the Compensation Committee also established aggressive forward-looking incentive targets for Mr. Aldrich for fiscal year 2004. During fiscal 2004, the Company’s financial performance exceeded these forward-looking incentive targets, resulting in Mr. Aldrich receiving an annual incentive bonus equal to 200% of his annual base salary. Mr. Aldrich also received a stock option grant in fiscal 2004 with a Black-Scholes value targeted at the 55th percentile of the Company’s peers.
      Section 162(m) of the Internal Revenue Code limits the tax deductibility by a publicly held corporation of compensation in excess of $1 million paid to certain of its executive officers. However, this deduction limitation does not apply to certain “qualified performance-based compensation” within the meaning of the Internal Revenue Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m), and it is the Compensation Committee’s intention to structure executive compensation to minimize the application of the deduction limitations of Section 162(m) insofar as consistent with the Compensation Committee’s overall compensation objectives.

      Based on the recommendations of the Compensation Committee, Skyworks has entered into severance agreements with certain Senior Executives. Such agreements do not guarantee salary, position or benefits, but provide salary continuation and other benefits in the event of a termination after a change in control or certain other terminations, as described in this Proxy Statement under the heading “Severance Agreements.”

The Compensation Committee
Kevin L. Beebe
Timothy R. Furey, Chairman
David J. McLachlan

REPORT OF THE AUDIT COMMITTEE
      The Audit Committee of Skyworks’ Board of Directors is responsible for providing independent, objective oversight of Skyworks’ accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent within the meaning of applicable NASD Rules. The Audit Committee operates under a written charter approved by the Board of Directors.
      Management is responsible for the Company’s internal control and financial reporting process. The independent accountants are responsible for performing an independent audit of Skyworks’ consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report concerning such financial statements. The Audit Committee’s responsibility is to monitor and oversee these processes.
      In connection with these responsibilities, the Audit Committee met with management and representatives of KPMG LLP, the Company’s independent auditors, and reviewed and discussed the audited financial statements for the year ended October 1, 2004, results of the internal and external audit examinations, evaluations of the Company’s internal controls and the overall quality of Skyworks’ financial reporting. The Audit Committee also discussed with the independent auditors the matters required by Statement of Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee also received written disclosures and a letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm’s independence vis-à-vis the Company.
      Based upon the Audit Committee’s review and discussions described above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended October 1, 2004, as filed with the SEC.

The Audit Committee

Kevin L. Beebe
Timothy R. Furey
David J. McLachlan, Chairman

COMPENSATION OF EXECUTIVE OFFICERS
      The following table presents information about total compensation during the last three completed fiscal years for the Chief Executive Officer and the four next most highly compensated persons serving as executive officers during the year (the “Named Executives”).
SUMMARY COMPENSATION TABLE

						Long-Term
						Compensation Awards
	Annual Compensation
						Restricted	Securities
Name and Principal	Fiscal					Stock	Underlying		All Other
Position	Year(1)		Salary	Bonus		Awards(#)	Options(#)		Compensation(2)

David J. Aldrich	2004		$527,539	$1,060,000		—	500,000		$12,608
President and	2003		$480,000	$—		—	—		$9,548
Chief Executive Officer	2002	- S	$174,462	$—		—	475,000		$—
	2002		$351,154	$—		—	160,000		$8,922
Kevin D. Barber(3)	2004		$329,646	$397,000		—	210,000	(4)	$13,397
Senior Vice President	2003		$307,615	$—		—	—		$6,890
and General Manager,	2002		$253,846	$—		—	107,365		$7,685
RF Solutions
Liam K. Griffin	2004		$278,769	$336,000		—	110,000		$8,298
Vice President,	2003		$259,423	$115,000	(5)	—	—		$7,315
Sales and Marketing	2002	- S	$115,885	$—		—	100,000		$—
	2002		$130,039	$25,000	(5)		100,000		$1,062
Allan M. Kline(6)	2004		$237,500	$390,000		—	280,000	(7)	$6,413
Vice President, Chief	2003		$—	$—		—	—		$—
Financial Officer	2002		$—	$—		—	—		$—
Gregory L. Waters(8)	2004		$295,385	$360,000		—	100,000		$22,039	(8)
Vice President and	2003		$117,288	$60,000	(8)	—	225,000	(7)	$4,165
General Manager,	2002		$—	$—		—	—		$—
Cellular Systems

(1)	References to 2002-S refer to the period beginning March 29, 2002, and ending September 27, 2002. References to the Company’s 2002 fiscal year refer to the fiscal year of Alpha Industries, Inc. and ended March 31, 2002. In connection with the merger of the wireless communications business of Conexant Systems, Inc. (the “Washington Business”) with Alpha Industries, Inc. on June 25, 2002, the Company changed its fiscal year-end from the Sunday closest to March 31 to the Friday closest to September 30.

(2)	“All Other Compensation” includes the Company’s contributions to the executive officer’s 401(k) plan account (including contributions for the fourth quarter of each fiscal year, which were included in the year of accrual but not distributed until the subsequent fiscal year), the cost of term life insurance premiums, and de minimis service awards.

(3)	Mr. Barber joined the Company as an executive officer in connection with the Merger on June 25, 2002. Prior to June 25, 2002, Mr. Barber was an executive officer of Washington/ Mexicali. The reference to “Washington/ Mexicali” refers to the Washington Business and Conexant’s semiconductor assembly, module manufacturing and test facility located in Mexicali, Mexico and certain related operations, which Skyworks acquired from Conexant immediately following the Merger.

(4)	Mr. Barber received an annual stock option grant to purchase 110,000 shares in January 2004, and a one-time stock option grant to purchase 100,000 shares in connection with his promotion to Senior Vice President and General Manager, RF Solutions in November 2003.

(5)	As incentives for joining the Company in August 2001, Mr. Griffin received a sign-on bonus of $25,000 and was guaranteed a one-time bonus of $115,000.

(6)	Mr. Kline joined the Company as an executive officer on January 5, 2004.

(7)	As an incentive for joining the Company, Messrs. Kline and Waters received one-time new hire stock option grants to purchase 280,000 shares and 225,000 shares, respectively.

(8)	Mr. Waters joined the Company on April 17, 2003, and was appointed an executive officer on February 6, 2004. As an incentive for joining the Company, Mr. Waters received a sign on bonus of $60,000. Mr. Waters also received $9,591 in relocation reimbursements, which is included in “All Other Compensation.”
      The following tables provide information about stock options granted to each of the Named Executives in fiscal year 2004, if any, and the value of options held by each at October 1, 2004.
OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
					Potential Realizable Value
	Number of	Percent of			at Assumed Annual Rates of
	Securities	Total Options			Stock Price Appreciation for
	Underlying	Granted to	Exercise or		Option Term
	Options	Employees in	Base Price	Expiration
Name	Granted(#)	Fiscal Year(%)	($/Share)	Date	5%	10%

David J. Aldrich	500,000	4.7	$9.18	1/07/2014	$2,886,626	$7,315,278
Kevin D. Barber(1)	100,000	0.9	$8.32	11/14/2013	$523,177	$1,325,834
	110,000	1.0	$9.18	1/07/2014	$635,058	$1,609,361
Liam K. Griffin	110,000	1.0	$9.18	1/07/2014	$635,058	$1,609,361
Allan M. Kline(2)	280,000	2.6	$9.00	1/02/2014	$1,584,814	$4,016,231
Gregory L. Waters	100,000	0.9	$9.18	1/07/2014	$577,325	$1,463,055

(1)	Mr. Barber received an annual stock option grant to purchase 110,000 shares in January 2004, and a one-time stock option grant to purchase 100,000 shares in connection with his promotion to Senior Vice President and General Manager, RF Solutions in November 2003.

(2)	As an incentive for joining the Company, Mr. Kline received a one-time new hire stock option grant to purchase 280,000 shares in January 2004.
      The options have an exercise price equal to the fair market value of the Company’s common stock on the date of grant, a maximum term of ten years, and vest at a rate of 25% per year commencing one year after the date of grant, provided the holder of the option remains employed by the Company. Options may not be exercised beyond three months after the holder ceases to be employed by the Company, except in the event of termination by reason of death or permanent disability, in which event the option may be exercised for specific periods not exceeding one year following termination. The assumed annual rates of stock price appreciation stated in the table are dictated by regulations of the Securities and Exchange Commission, and are compounded annually for the full term of the options; actual outcomes may differ.
      The following table sets forth information regarding stock options exercised during fiscal year 2004 and the number and value of unexercised stock options held as of October 1, 2004, by each of the Named Executives.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

			Number of
			Securities Underlying		Value of Unexercised
			Unexercised Options		In-The-Money Options
	Shares		at October 1, 2004(#)		at October 1, 2004($)
	Acquired On	Value
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

David J. Aldrich	—	$—	692,750	796,250	$1,319,886	$1,155,000
Kevin D. Barber	—	$—	133,814	247,500	$187,500	$443,700
Liam K. Griffin	—	$—	125,000	185,000	$125,000	$214,100
Allan M. Kline	—	$—	—	280,000	$—	$277,200
Gregory L. Waters	—	$—	56,250	268,750	$262,688	$869,063

      The values of unexercised options in the foregoing table are based on the difference between the $9.99 closing price of Skyworks’ common stock on October 1, 2004, the end of the 2004 fiscal year, on the Nasdaq Stock Market, and the respective option exercise price.
LONG-TERM INCENTIVE AWARDS
      There were no long-term cash incentive awards granted to any of the Named Executives in fiscal 2004.
EXECUTIVE COMPENSATION
      The Company’s executive officers are eligible for awards of nonqualified stock options, incentive stock options and restricted stock awards under our applicable stock option plans. These stock option plans are administered by the Compensation Committee of the Board of Directors. Generally, the exercise price at which an executive may purchase Skyworks’ common stock pursuant to a stock option is the fair market value of Skyworks’ common stock on the date of grant. Stock options are granted subject to restrictions on vesting, with equal portions of the total grant generally vesting over a period of four years. Our stock options are subject to forfeiture (after certain grace periods) upon termination of employment, retirement, disability or death.
      The Named Executives were also eligible to receive target incentive compensation under which a percentage of each executive’s total cash compensation is tied to the accomplishment of specific financial objectives during fiscal year 2004. The Company achieved the annual performance targets set by the Board of Directors, and the incentive bonuses were paid to the Named Executives with respect to fiscal year 2004 and are reflected in the “Summary Compensation Table”. Certain Named Executives also may participate in the Company’s Executive Compensation Plan (the “Executive Compensation Plan”), an unfunded, non-qualified deferred compensation plan, under which participants may defer a portion of their compensation. Deferred amounts are held in a trust. Participants defer recognizing taxable income on the amount held for their benefit until the amounts are paid. Although the Company, in its sole discretion, may make additional contributions to the accounts of participants, it presently has no plans to do so and has never done so in the past. Participants normally receive the deferred amounts upon retirement.
COMPENSATION OF DIRECTORS
      Directors who are not employees of Skyworks are paid, in quarterly installments, an annual retainer of $30,000, plus an additional $1,000 for each Board of Directors meeting attended in person or $500 for each Board of Directors meeting attended by telephone. Effective beginning fiscal year 2005, the Chairman of the Board of Directors is paid an annual retainer of $45,000. Additional annual retainers are paid to the Chairman of the Audit Committee ($9,000); the Chairman of the Compensation Committee ($6,000); and the Chairman of the Nominating and Governance Committee ($2,500). In addition, Directors who serve on Committees in roles other than as Chairman are annually paid $3,000 (Audit Committee); $2,000 (Compensation Committee); and $1,250 (Nominating and Corporate Governance Committee). Each new non-employee director receives an option to purchase 45,000 shares of common stock immediately following the earlier of Skyworks’ annual meeting of stockholders at which the director is first elected by the stockholders or following his initial appointment by the Board of Directors. Additionally, following each annual meeting of stockholders each non-employee director who is continuing in office or re-elected receives an option to purchase 15,000 shares of common stock. The exercise price of stock options granted to directors is equal to the fair market value of the common stock on the date of grant. Stock option grants to directors for fiscal years 2002, 2003 and 2004 were made under the 2001 Directors’ Stock Option Plan.
      In connection with his appointment to the Board of Directors, Mr. McGlade was granted an option to purchase 45,000 shares of common stock on February 1, 2005, at an exercise price equal to the fair market value of the common stock on the date of grant under our Directors’ 2001 Stock Option Plan.
      In connection with their continued service on the Board of Directors, each of Messrs. Beall, Beebe, Beguwala, Decker, Furey, Iyer, Leonard and McLachlan was granted an option to purchase 15,000 shares of common stock on March 30, 2004, at an exercise price equal to the fair market value of the common stock on the date of grant.

SEVERANCE AGREEMENTS
      The Company currently has severance agreements with Messrs. Aldrich, Barber, Kline and Waters under which each is entitled to receive certain benefits in the event that his employment is terminated following a change in control of the Company, or, with the exception of Messrs. Kline and Waters, if their employment is terminated by the Company without cause. In the case of Mr. Aldrich, he may receive salary and bonus payments and certain benefits for up to two years. In the case of Mr. Barber, he may receive salary and certain benefits for up to eighteen (18) months. In the case of Messrs. Kline and Waters, each may receive salary and certain benefits for up to one year. Furthermore, with respect to Mr. Aldrich, all of his stock options will vest immediately upon such termination. Mr. Aldrich’s severance agreement also provides that he is entitled to various benefits in the event he voluntarily terminates his employment for certain reasons. Whereas the term of the severance agreement for Mr. Aldrich is indefinite, the terms of the severance agreements for Messrs. Barber, Kline and Waters expire over the next year.

STOCK PERFORMANCE GRAPH
      The following graph shows the change in Skyworks’ cumulative total stockholder return for the last five fiscal years, based upon the market price of Skyworks’ common stock, compared with: (i) the cumulative total return on the Standard & Poor’s 500 Index and (ii) the Standard & Poor’s 500 Semiconductor Index. The graph assumes a total initial investment of $100 as of September 30, 1999, and shows a “Total Return” that assumes reinvestment of dividends, if any, and is based on market capitalization at the beginning of each period.
ANNUAL RETURN PERCENTAGE

	Years Ended September 30,

Company/Index	2000	2001	2002	2003	2004

Skyworks Solutions Inc.	20.78	(43.13)	(76.61)	106.29	1.52
S&P 500 Index	13.28	(26.62)	(20.49)	26.75	11.80
S&P 500 Semiconductors	31.26	(60.74)	(36.38)	90.74	(19.43)
INDEXED RETURNS

	Years Ended September 30,

	Base Period
Company/ Index	1999	2000	2001	2002	2003	2004

Skyworks Solutions Inc.	100	120.78	68.68	16.06	33.13	33.64
S&P 500 Index	100	113.28	83.13	66.10	83.78	93.66
S&P 500 Semiconductors	100	131.26	51.53	32.79	62.54	50.38
      The stock price information shown on the above stock performance graph, annual return percentage table and indexed returns table are not necessarily indicative of future price performance. Information used on the graph and in the tables was obtained from Standard & Poor’s, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.
      Skyworks’ common stock is traded on the Nasdaq Stock Market under the symbol “SWKS”. Prior to June 25, 2002, Skyworks’ common stock was traded on the Nasdaq Stock Market under the symbol “AHAA”.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      Except as may be disclosed elsewhere in this Proxy Statement, the Company has no reportable “certain relationships and transactions.”
OTHER PROPOSED ACTION
      As of the date of this Proxy Statement, the directors know of no business which is expected to come before the Annual Meeting other than (i) the election of the nominees to the Board of Directors, (ii) the approval of the adoption of the Company’s 2005 Long-Term Incentive Plan, (iii) the approval of an amendment to the Company’s 2001 Directors’ Stock Option Plan, and (iv) the ratification of the selection of KPMG LLP as independent auditors for the Company for fiscal year 2005. However, if any other business should be properly presented to the Annual Meeting, the persons named as proxies will vote in accordance with their judgment with respect to such matters.
OTHER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16 (a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and holders of 10% or more of our common stock to file reports of holdings and transactions of securities of Skyworks with the SEC. Based solely on a review of Forms 3, 4 and 5 and any amendments thereto furnished to us, and other information provided to us, with respect our fiscal year ended October 1, 2004, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers with respect to our fiscal year ended October 1, 2004, were timely made.
SOLICITATION EXPENSES
      Skyworks will bear the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies. Proxies may be solicited on behalf of the Company in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of the company, who will receive no additional compensation for any such services. We have retained Mellon Investor Services to assist in the solicitation of proxies, at a cost to the Company of approximately $9,500, plus out-of-pocket expenses.
ANNUAL REPORT ON FORM 10-K
      Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended October 1, 2004, as filed with the SEC are available to stockholders without charge via the Company’s website at http://www.skyworksinc.com, or upon written request addressed to Investor Relations, Skyworks Solutions, Inc., 5221 California Avenue, Irvine, CA 92617.
STOCKHOLDER PROPOSALS
      Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals or nominations may be eligible for inclusion in the Company’s Proxy Statement for the Company’s 2006 annual meeting of stockholders. To be eligible for inclusion in the Company’s 2006 proxy statement, any such proposals or nominations must meet the requirements of Rule 14a-8 under the Exchange Act and be delivered in writing to the Secretary of the Company at its principal offices at 20 Sylvan Road, Woburn, MA 01801, no later than November 12, 2005, and must meet the requirements of Rule 14a-8 under the Exchange Act. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement. Additionally, the Company must have notice of any stockholder proposal or nomination to be submitted at the 2006 annual meeting (but not required to be included in the proxy statement) not later than January 28, 2006 or, in the event that the 2006 annual meeting is held more than thirty (30) days before or after the first anniversary of the Company’s 2005 annual meeting, the later of January 28, 2006 or the 10th day following the day on which public announcement of the date of the 2006 annual meeting is first made by the Company, or such proposal will be considered untimely pursuant to Rule 14a-5(e) under the Exchange Act and persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.
      The stockholder’s submission must include, with respect to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the name and address and the number of shares of common stock of the Company which are owned beneficially and of record and must also set forth: (i) as to each person proposed for nomination for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to any other business proposed to be brought before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made. Proposals or nominations not meeting these requirements will not be entertained at the 2006 annual meeting.

SKYWORKS SOLUTIONS, INC.

2005 LONG-TERM INCENTIVE PLAN

1. Purpose

     The purpose of this 2005 Long-Term Incentive Plan (the “Plan”) of Skyworks Solutions, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2. Eligibility

     All of the Company’s employees, officers, consultants and advisors are eligible to receive options, stock appreciation rights, restricted stock and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant”.

3. Administration and Delegation

     (a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

     (b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

     (c) Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

4. Stock Available for Awards

     (a) Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan covering up to 5,000,000 shares of common stock, $.25 par value per share, of the Company (the “Common Stock”).

     (b) Counting of Shares. Subject to adjustment under Section 9, an Option shall be counted against the share limit specified in Section 4(a) as one share for each share of common stock subject to the Option, and an Award that is not an Option (a “Non-Option Award”) shall be counted against the share limit specified in Section 4(a) as one and one-half (1.5) shares for each share of Common Stock issued upon settlement of such Non-Option Award.

     (c) Lapses. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (d) Section 162(m) Per-Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 750,000 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR (as each is hereafter defined) shall be treated as a single Award. The per-Participant limit described in this Section 4(d) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

5. Stock Options

     (a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. Any Option granted pursuant to the Plan is not intended to be an incentive stock option described in Code Section 422 and shall be designated a “Nonqualified Stock Option”.

     (b) Exercise Price. The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value (as defined below in subsection (g)(3)) at the time the Option is granted.

     (c) Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (1) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 9) and (2) the Board may not cancel any outstanding Option and grant in substitution therefore new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled Option.

     (d) No Reload Rights. No Option granted under the Plan shall contain any provision entitling the optionee to the automatic grant of additional Options in connection with any exercise of the original Option.

     (e) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of seven (7) years.

     (f) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(g) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company’s obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

     (g) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

          (1) in cash or by check, payable to the order of the Company;

          (2) except as the Board may otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

          (3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

          (4) to the extent permitted by applicable law and by the Board, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

          (5) by any combination of the above permitted forms of payment.

     (h) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6. Stock Appreciation Rights.

     (a) General. A Stock Appreciation Right, or SAR, is an Award entitling the holder, upon exercise, to receive Common Stock determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award.

     (b) Grants. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.

          (1) Tandem Awards. When Stock Appreciation Rights are expressly granted in tandem with Options, (i) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event and except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (iv) the Stock Appreciation Right will be transferable only with the related Option.

          (2) Independent SARs. A Stock Appreciation Right not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

     (c) Exercise. Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

7. Restricted Stock; Restricted Stock Units.

     (a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock to be delivered at the time such shares of Common Stock vest (“Restricted Stock Units”) subject to such terms and conditions on the delivery of the shares of Common Stock as the Board shall determine (each Award for Restricted Stock or Restricted Stock Units is referred to herein as a “Restricted Stock Award”).

     (b) Terms and Conditions. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

     (c) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

8. Other Stock-Based Awards.

     Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Unit Awards”). Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto and any conditions applicable thereto, including without limitation, performance-based conditions.

9. Adjustments for Changes in Common Stock and Certain Other Events.

     (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions of each Stock Appreciation Right, (v) the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions of each outstanding Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

     (b) Reorganization Events.

          (1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

          (2) Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards shall become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all such outstanding Options or other Awards, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

          For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

          To the extent all or any portion of an Option becomes exercisable solely as a result of clause (ii) above, the Board may provide that upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price; such repurchase right (x) shall lapse at the same rate as the Option would have become exercisable under its terms and (y) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to clause (ii) above.

          (3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

     (c) Change in Control Events.

          (1) Definition. A “Change in Control Event” will be deemed to have occurred if the Continuing Directors (as defined below) cease for any reason to constitute a majority of the Board. For this purpose, a “Continuing Director” will include any member of the Board as of the Effective Date (as defined below) and any individual nominated for election to the Board by a majority of the then Continuing Directors.

          (2) Consequences of a Change in Control Event on Options. Notwithstanding any other provision of this Plan to the contrary, if a Change in Control Event occurs, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, any options outstanding as of the date such Change of Control is determined to have occurred and not then exercisable shall become fully exercisable to the full extent of the original grant.

          (3) Consequences of a Change in Control Event on Restricted Stock Awards. Notwithstanding any other provision of this Plan to the contrary, if a Change in Control Event occurs, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

10. General Provisions Applicable to Awards

     (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     (b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Such written instrument may be in the form of an agreement signed by the Company and the Participant or a written confirming memorandum to the Participant from the Company. Each Award may contain terms and conditions in addition to those set forth in the Plan.

     (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

     (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

     (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with an Award to such Participant. Except as the Board may otherwise provide in an Award, for so long as the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     (f) Amendment of Award. Except as provided in Section 5, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type and changing the date of exercise or realization, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     (h) Acceleration. Except as otherwise provided in Section 9(c), the Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

11. Miscellaneous

     (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board (the “Effective Date”), but no Award may be granted unless and until the Plan has been approved by the Company’s stockholders. No Awards shall be granted under the Plan after the completion of 10 years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

     (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided that, to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)); and provided further that, without approval of the Company’s stockholders, no amendment may (1) increase the number of shares authorized under the Plan (other than pursuant to Section 9), (2) materially increase the benefits provided under the Plan, (3) materially expand the class of participants eligible to participate in the Plan, (4) expand the types of Awards provided under the Plan or (5) make any other changes that require stockholder approval under the rules of the Nasdaq National Market, Inc. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

     (e) Provisions for Foreign Participants. The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

     (f) Compliance With Code Section 409A. No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code.

     (g) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

SKYWORKS SOLUTIONS, INC.

DIRECTORS’ 2001 STOCK OPTION PLAN

1. Purpose. The purpose of this Directors’ 2001 Stock Option Plan is to enable the Corporation to attract and retain the services of experienced and knowledgeable directors and to provide additional incentives for such directors to continue to work for the best interests of the Corporation and its stockholders through continuing ownership of its common stock.

2. Definitions. As used herein, each of the following terms has the indicated meaning:

“Annual Meeting” means the Corporation’s annual meeting of stockholders or special meeting in lieu of annual meeting of stockholders at which one or more directors are elected.

“Board” means the Board of Directors of the Corporation.

“Corporation” means Skyworks Solutions, Inc.

“Director” means a person who, as of any applicable date, is a member of the Board and not an officer of the Corporation or a Subsidiary.

“Fair Market Value” means the closing sale price quoted during the regular trading session of the Nasdaq or such other national securities exchange or automated quotation system on which the Shares may be traded or quoted on the date of the granting of the Option.

“Officer” shall have the meaning provided under Rule 3b-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”).

“Option Exercise Period” means the period commencing one (1) year after the date of grant of an Option pursuant to this Plan and ending ten years from the date of grant.

“Plan” means this Directors’ 2001 Stock Option Plan.

“Shares” means the Common Stock, $.25 par value per share, of the Corporation.

“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Corporation if, at the time of grant of the Option, each of the corporations other than the last in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. Stock Subject to the Plan.

     (a) The aggregate number of Shares that may be issued and sold under the Plan shall be 1,065,000. The Plan supercedes the Corporation’s 1994 Non-Qualified Stock Option Plan for Non-Employee Directors and its 1997 Non-Qualified Stock Option Plan for Non-Employee Directors, as to future grants of options. No further options will be granted under the 1994 and 1997 plans.

     (b) The Shares to be issued upon exercise of Options granted under this Plan shall be made available, at the discretion of the Board, from (i) treasury Shares and Shares reacquired by the

Corporation for such purposes, including Shares purchased in the open market, (ii) authorized but unissued Shares, and (iii) Shares previously reserved for issuance upon exercise of director’s options (i.e., options under the Plan or under the 1994 or 1997 plans) which have expired or been terminated. If any Option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares covered thereby shall become available for grant under additional Options under the Plan so long as it shall remain in effect.

4. Administration of the Plan. The Plan shall be administered by the Board. The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable from time to time, to interpret the terms and provisions of the Plan and any Option issued under the Plan (and any writing or agreement relating thereto) and to otherwise supervise the administration of the Plan.

5. Eligibility. Options shall be granted only to Directors, as that term is defined in Section 2, above.

6. Grant of Options.

     (a) Each year, immediately following the Corporation’s Annual Meeting, each then Director shall be granted an Option to purchase 15,000 Shares.

     (b) Upon initial election by the stockholders or appointment by the Board as a Director, immediately following the Annual Meeting at which such Director is first elected by the stockholders or immediately following the meeting of the Board at which such Director is appointed by the Board, each Director shall be granted an Option to purchase 45,000 Shares.

7. Terms of Options and Limitations Thereon.

     (a) Option Agreement. Each Option granted under this Plan shall be evidenced by a writing or an option agreement between the Corporation and the Option holder and shall be upon such terms and conditions, not inconsistent with this Plan, as the Board may determine.

     (b) Price. The price at which any Shares may be purchased pursuant to the exercise of an Option shall be the greater of the Fair Market Value of the Shares on the date of grant or par value.

     (c) Exercise of Option. Each Option granted under this Plan may be exercised as follows:

(1)	beginning on the first anniversary of the date of grant, for up to 25% of the Shares covered by the Option; and

(2)	beginning on each anniversary of the date of grant thereafter, for up to an additional 25% of such Shares for each additional year, until, on the fourth anniversary of the date of grant, the Option may be exercised as to 100% of the Shares covered by the Option.

Options may be exercised in whole or in part, from time to time, only during the Option Exercise Period, by the giving of written notice, signed by the holder of the Option, to the Corporation stating the number of Shares with respect to which the Option is being exercised, accompanied by full payment for such Shares pursuant to section 8(a) hereof

     (d) Cessation of Service as a Director and Other Events. If an Option holder’s service as a Director of the Corporation is terminated, then that holder’s Options may be exercised as to all shares that have not been previously purchased only in accordance with the following provisions and notwithstanding any other provision of this Plan –

(1)	In the event of cessation of service by reason of an Option holder’s death, the Options may be exercised by the holder or by the executors, administrators, legatees or distributees of his or her estate as to all vested and unvested shares until the earlier of the Option Expiration Date or twelve (12) months after the date of death.

(2)	In the event of cessation of service by reason of an Option holder’s permanent and total disability, the Options may be exercised as to all shares vested as of the date of the cessation of service until the earlier of the Option Expiration Date or six (6) months after the date of cessation of service. Shares not vested as of the date of the cessation of service may not be exercised.

(3)	In the event of cessation of service for Cause, the Options may not be exercised as to any shares, whether or not they were previously vested. ”Cause” shall be defined as cessation of service on account of any act of (i) fraud or intentional misrepresentation, or (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Corporation or any Subsidiary.

(4)	In the event of cessation of service for any other reason, including without limitation cessation of service without Cause and voluntary resignation, the Options may be exercised as to all shares vested as of the date of the cessation of service until the earlier of the Option Expiration Date or three (3) months after the date of cessation of service. Shares not vested as of the date of the cessation of service may not be exercised.

     (e) Non-Assignability. No Option, or right or interest in an Option, shall be assignable or transferable by the holder, except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder), and during the lifetime of the holder shall be exercisable only by him or her.

8. Payment.

     (a) The purchase price of Shares upon exercise of an Option shall be paid by the Option holder in full upon exercise, and may be paid (i) in cash, (ii) by delivery of Shares valued at Fair Market Value on the date of exercise to the extent such disposition of Shares is permitted under Rule 16b-3 (defined in Paragraph 12(c), below), or (iii) any combination of cash and Shares as provided in Clause (ii), with any payment made pursuant to Clause (ii) or (iii) only as permitted by the Board, in its sole discretion.

     (b) No Shares shall be granted under this Plan or issued or transferred upon exercise of any Option under this Plan unless and until all legal requirements applicable to the issuance or transfer of such Shares, and such other requirements as are consistent with the Plan, have been complied with to the satisfaction of the Board, including without limitation those described in Paragraph 12 hereof.

9. Stock Adjustments.

     (a) If the Corporation is a party to any merger or consolidation, any purchase or acquisition of property or stock, or any separation, reorganization or liquidation, the Board (or, if the Corporation is not the surviving corporation, the board of directors of the surviving corporation) shall have the power to make arrangements, which shall be binding upon the holders of unexpired Options, for the substitution of new options for, or the assumption by another corporation of, any unexpired Options then outstanding hereunder.

     (b) If by reason of recapitalization, reclassification, stock split, combination of shares, separation (including a spin-off) or dividend on the stock payable in Shares, the outstanding Shares of the Corporation are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation, the Board shall conclusively determine the appropriate adjustment in the exercise prices of outstanding Options and in the number and kind of shares as to which outstanding Options shall be exercisable, in such manner as to result in the Options being exercisable.

     (c) In the event of a transaction of the type described in paragraphs (a) and (b) above, the total number of Shares on which Options may be granted under this Plan shall be appropriately adjusted by the Board.

10. Change of Control Provisions.

     (a) Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control, any Options outstanding as of the date such Change of Control is determined to have occurred and not then exercisable shall become fully exercisable to the full extent of the original grant.

     (b) A “Change in Control” will be deemed to have occurred if the Continuing Board of the Corporation shall have ceased for any reason to constitute a majority of the Board of Directors of the Corporation. For this purpose, a “Continuing Director” will include any member of the Board of Directors of the Corporation as of the Effective Date and any person nominated for election to the Board of Directors of the Corporation by a majority of the then Continuing Directors.

11. No Rights Other Than Those Expressly Created. No person affiliated with the Corporation or any Subsidiary or other person shall have any claim or right to be granted an Option hereunder. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Option holder any right to continue to be affiliated with the Corporation, (ii) giving any Option holder any equity or interest of any kind in any assets of the Corporation, or (iii) creating a trust of any kind or a fiduciary relationship of any kind between the Corporation and any such person. No Option holder shall have any of the rights of a stockholder with respect to Shares covered by an Option, until such time as the Option has been exercised and Shares have been issued to such person.

12. Miscellaneous.

     (a) Withholding of Taxes. Pursuant to applicable federal, state, local or foreign laws, the Corporation may be required to collect income or other taxes upon the grant of an Option to, or exercise of an Option by, a holder. The Corporation may require, as a condition to the exercise of an Option, that the recipient pay the Corporation, at such time as the Board determines, the amount of any taxes which the Board may determine is required to be withheld.

     (b) Securities Law Compliance. Upon exercise of an Option, the holder shall be required to make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation to issue or transfer the Shares in compliance with the provisions of applicable federal or state securities laws. The Corporation, in its discretion, may postpone the issuance and delivery of Shares, upon any exercise of an Option, until completion of such registration or other qualification of such Shares under any federal or state laws, or stock exchange listing, as the Corporation may consider appropriate. The Corporation intends to register or qualify the Shares under federal and state securities laws, but is not obligated to register or qualify the Shares under such laws and may refuse to issue such Shares if neither registration nor exemption therefrom is practical. The Board may require that prior to the issuance or transfer of any Shares upon exercise of an Option, the recipient enter into a written agreement to comply with any restrictions on subsequent disposition that the Board or the Corporation deems necessary or advisable under any applicable federal and state securities laws. Certificates representing the Shares issued hereunder may contain a legend reflecting such restrictions.

     (c) Compliance with Rule 16b-3. With respect to a person subject to Section 16 of the 1934 Act, the Plan is intended to be, upon approval by the shareholders of the Corporation, a formula plan, and transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors (“Rule 16b-3”) under the 1934 Act. To the extent any provision of the Plan or action by the administrators of the Plan fails to so comply, such provision or action shall be deemed null and void to the extent permitted by law and, if a provision hereof, deemed subject to amendment or determination by the administrators of the Plan.

     (d) Indemnity. The Board shall not be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to the Plan, and the Corporation hereby agrees to indemnify the members of the Board, in respect of any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction or determination, to the full extent permitted by law.

     (e) Options Not Deemed Incentive Stock Options. Options granted under the Plan shall not be deemed incentive stock options as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended.

13. Effective Date; Amendment; Termination.

     (a) The effective date of this Plan shall be the date of the approval of the shareholders.

     (b) The Board may at any time, and from time to time, amend, suspend or terminate this Plan in whole or in part, provided, however, that the provisions of this Plan relating to the amount and price of securities to be awarded and the timing of such awards may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, each as amended, or the rules thereunder. However, except as provided herein, no amendment, suspension or termination of this Plan may affect the rights of any person to whom an Option has been granted without such person’s consent.

     (c) This Plan shall terminate ten years from its effective date, and no Option shall be granted under this Plan thereafter, but such termination shall not affect the validity of Options granted prior to the date of termination.

SKYWORKS SOLUTIONS, INC.

Proxy for Annual Meeting of Stockholders

April 28, 2005

SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints David J. Aldrich and Allan M. Kline, and each of them singly, proxies, with full power of substitution to vote all shares of stock of Skyworks Solutions, Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Skyworks Solutions, Inc. to be held at 2:00 p.m. Eastern Daylight Time on Thursday, April 28, 2005, at the Boston Marriott Burlington, located at One Mall Road in Burlington, Massachusetts or at any adjournment or postponement thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 8, 2005, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

Skyworks Solutions, Inc.

April 28, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET - Access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 P.M. Eastern Daylight Time the day before the cut-off or meeting date.

ê Please detach along perforated line and mail in the envelope provided IFyou are not voting via telephone or the Internet. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTORS AND FOR PROPOSALS 2 THROUGH 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

1.	To elect four (4) members of the Board of Directors of the Company as Class lll Directors with terms expiring at the fiscal year 2008 Annual Meeting of Stockholders:

NOMINEES:
☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ ¡ ¡ ¡	David J. Aldrich Moiz M. Beguwala Dwight W. Decker David P. McGlade

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To approve the adoption of the Company’s 2005 Long-Term Incentive Plan.	☐	☐	☐
3.	To approve an amendment to the Company’s 2001 Directors’ Stock Option Plan.	☐	☐	☐
4	To ratify the selection of KPMG LLP as independent auditors for the Company for fiscal year 2005.	☐	☐	☐
5.	To transact such other business as may properly come before the 2005 Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 THROUGH 4.

I/We consent to future access of the Annual Report and Proxy Materials electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future shareowner meeting until such consent is revoked. I understand that I may revoke my consent at any time.
☐	☐	☐
TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO: www.skyworksinc.com

I/We will attend the annual meeting. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.